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                                                                   EXHIBIT 10.18

                               EXCHANGE AGREEMENT

         THIS EXCHANGE AGREEMENT, dated as of September 23, 2003, is by and among Oak Street Financial Services, Inc., a Maryland corporation (the "Company"), Oak Street Operations LLC, a Delaware limited liability company ("OSO") and unitholders ("Unitholders") of Oak Street Mortgage LLC, a Delaware limited liability company ("OSM").

                                    RECITALS

         A. OSO proposes to offer one of its units in exchange for each unit of OSM held by the Unitholders. Voting units of OSM will be exchanged for voting units of OSO, and non-voting units of OSM will be exchanged for non-voting units of OSO. Units of OSM are hereinafter referred to as "OSM Units." Units of OSO are hereinafter referred to as "OSO Units."

         B. Immediately following the exchange of units in Paragraph A, the Company proposes to offer 1,000 shares of its common stock, $.01 par value per share ("Common Stock"), in exchange for each OSO Unit held by the Unitholders, except for the 113,999.95 non-voting OSO Units owned by Sotseks Corp. ("Sotseks") which shall be the subject of a stock purchase option referenced in Article II, Section 7. Voting shares of Common Stock will be exchanged for voting OSO Units on a 1,000 share to one unit basis. Non-voting shares of Common Stock will be exchanged for non-voting OSO Units on a 1,000 share to one unit basis.

         C. Each Unitholder owns the OSM Units listed opposite his, her, or its name on Exhibit A hereto.

         D. OSO desires to acquire the OSM Units from each Unitholder, and each Unitholder is willing to transfer to OSO, the OSM Units set forth beside such Unitholder's name on Exhibit A hereto, in exchange, in each case, for the OSO Units set forth opposite the name of the Unitholder on Exhibit A.

         E. The Company desires to acquire the OSO Units from each Unitholder except Sotseks, and each Unitholder is willing to transfer to the Company, the OSO Units set forth beside such Unitholder's name on Exhibit A hereto, in exchange, in each case, for the shares of Common Stock of the Company set forth opposite the name of such Unitholder on Exhibit A (the "Shares").

         F. The parties to this Agreement want to reduce to writing their agreement with respect to the foregoing.

         THEREFORE, in consideration of the mutual covenants contained in this Agreement and the acts to be performed under this Agreement, the parties hereby agree to the following:

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                ARTICLE I - EXCHANGE OF OSM UNITS FOR OSO UNITS
                           AND OF OSO UNITS FOR SHARES

         1. TRANSFER OF THE OSM UNITS. Subject to the terms and conditions of this Agreement, each Unitholder agrees to transfer to OSO on the Closing Date (as defined in Section 3) all of the Unitholder's right, title and interest in and to the OSM Units set forth beside such Unitholder's name on Exhibit A attached to this Agreement.

         2. ISSUANCE OF OSO UNITS. As consideration for the OSM Units, on the Closing Date OSO shall issue to each Unitholder the OSO Units set forth opposite such Unitholder's name on Exhibit A.

         3. TRANSFER OF OSO UNITS. Subject to the terms and upon the conditions of this Agreement, each holder of OSO Units except Sotseks agrees to transfer to the Company on the Closing Date all of such holder's right, title and interest in and to the OSO Units set forth opposite his, her or its name on Exhibit A.

         4. ISSUANCE OF SHARES. As consideration for the OSO Units transferred to it on the Closing Date, the Company shall issue to each holder of OSO Units transferring such OSO Units to the Company, the number and class of Shares set forth opposite such person's name on Exhibit A.

         5. CLOSING. The closing (the "Closing") of the transfer of the OSM Units and the OSO Units and the acquisition of the OSO Units and the Shares described in this Agreement shall be held as soon as practicable after OSO and the Company receive signed signature pages and the OSM Unit Assignment Form from each Unitholder and the OSO Unit Assignment Form and a signed Form 2553 from each Unitholder except Sotseks (the "Closing Date"), at the offices of the Company, 11595 N. Meridian Street, Suite 400, Carmel, Indiana 46032, or at such other time and place as is mutually agreed to by the parties to this Agreement.

         6.       SUBCHAPTER S PROVISIONS.

         (a) The Company intends to elect to be an S Corporation for and after its date of organization.

         (b) Each shareholder of the Company, agrees to sign a Form 2553 including any attachments thereto to make such an election. The Company will provide each such Unitholder with a copy of the Form 2553 to be signed by such Unitholder.

         7. REPRESENTATIONS AND WARRANTIES OF THE UNITHOLDERS. Each Unitholder hereby represents and warrants to OSO and to the Company with respect to the OSM Units and OSO Units set forth beside such Unitholder's name on Exhibit A, as follows:

         (a)      The Unitholder is the record and beneficial owner of the OSM
                  Units.

         (b) The transfer of the OSM Units by the Unitholder to OSO hereunder will vest in OSO good and valid right, title and interest in and to the OSM Units, free and clear of all claims, liens, pledges, charges, security interests and encumbrances of

                                      -2-

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                  any nature. The transfer of the OSO Units to the Company
                  hereunder will vest in the Company good and valid right, title and interest in and to the OSO Units, free and clear of all claims, liens, pledges, charges, security interests and encumbrances of any nature.

         (c) The Unitholder has the full right, power and authority to execute, deliver and perform this Agreement and to transfer the OSM Units and, in the case of all Unitholders but Sotseks, the OSO Units in accordance herewith.

         (d) This Agreement constitutes the legal, valid and binding obligation of the Unitholder, enforceable against such Unitholder in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, or other laws or equitable principles affecting the enforcement of creditors' rights generally.

         (e) The Unitholder has the financial ability to bear the economic risk of an investment in the OSO Units and in the Shares, as applicable, has adequate means of providing for his, her or its current needs and personal contingencies, has no need for liquidity in such investment and could afford the complete loss of such investment. The Unitholder's overall commitment to investments that involve a high degree of risk or that are not readily marketable is not disproportionate to the Unitholder's net worth, and the Unitholder's investment in OSO or in the Company will not cause such overall commitment to become excessive.

         (f) The Unitholder has such knowledge, skill and experience in business, financial and investment matters that the Unitholder is capable of evaluating independently the merits and risks of an investment in OSO Units or in the Shares. To the extent the Unitholder has determined it to be necessary, the Unitholder has retained, at the Unitholder's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and ownership of the OSO Units or the Shares.

         (g) All representations, warranties and covenants contained in this Agreement shall survive the Closing Date and the death or disability of the Unitholder if an individual, and shall be binding on such Unitholder's successors and assigns.

         (h) The Unitholder hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing Date which would cause any representation or warranty of the Unitholder contained in this Agreement to be false or incorrect.

         8. REPRESENTATION AND WARRANTIES OF OSO. OSO hereby represents and warrants to the Unitholders as follows:

         (a) OSO is duly formed, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business and to execute and deliver this Agreement and to perform its obligations hereunder.

                                      -3-
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         (b)      OSO has duly authorized the sale and issuance of the OSO Units upon the terms set forth herein by all requisite corporate action, and this Agreement has been duly authorized, executed and delivered by it.

         (c) this Agreement constitutes the legal, valid and binding obligation of OSO, enforceable against OSO in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other laws or equitable principles affecting the enforcement of creditors' rights generally.

         9. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Unitholders as follows:

         (a) The Company is duly formed, validly existing and in good standing under the laws of the State of Maryland, with full power and authority to conduct its business and to execute and deliver this Agreement and to perform its obligations hereunder.

         (b) The Company has duly authorized the sale and issuance of the Shares upon the terms set forth herein by all requisite corporate action, and this Agreement has been duly authorized, executed and delivered by it.

         (c) This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other laws or equitable principles affecting the enforcement of creditors' rights generally.

         10.      COVENANTS. Each Unitholder agrees to the following:

         (a) The Unitholder understands and agrees that, unless the Unitholder notifies the Company in writing to the contrary on or before the Closing Date, all of the Unitholder's representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing Date.

         (b) The Unitholder understands that no federal or state agency has made any findings or determination as to the fairness of an investment in, or any recommendation or endorsement of, the OSO Units or the Shares.

         (c) The Unitholder acknowledges that OSO and the Company have the right in their sole and absolute discretion to abandon this offer at any time prior to the Closing Date and to return to the Unitholder his, her or its Units.

         (d) Each of the Unitholders acknowledges receipt of the letter dated September ___, 2003, from Steven Alonso describing the transactions contemplated by this Agreement, and the enclosures referred to in that letter (the "Documentation"). Each Unitholder represents that the decision he, she or it has made regarding whether or not to assign OSM Units to OSO in exchange for OSO Units, and OSO Units to the Company in exchange for Shares pursuant to this Agreement ("Exchange Decision") has been made by such Unitholder independently after

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                  considering the Documentation, the tax consequences of that decision, and other relevant information, and after consulting any professional advisors deemed appropriate by such Unitholder. Each Unitholder covenants that he, she or it will assert no claim against OSM, OSO, the Company, their subsidiaries, or their officers, directors or agents based on such Unitholder's Exchange Decision or the disclosures made to such Unitholder in connection with that Exchange Decision. Each Unitholder hereby indemnifies and holds harmless OSM, OSO and the Company, their subsidiaries, and their officers, directors or agents from and against any loss or liability occasioned by any such claim of such Unitholder or such Unitholder's representatives.

         11.      INFORMATION CONCERNING OSO AND THE COMPANY.

         (a) The Unitholder has had the opportunity to obtain information or documents from, and to ask questions of, representatives of OSO and the Company in connection with the offering of the OSO Units and the Shares and any aspect of the business of OSO and the Company, to the extent necessary to evaluate the merits and risks (both economic and legal) related to the Unitholder's investment in OSO and in the Company, and has received answers therefrom that the Unitholder considers to be responsive to such questions. Prior to making an investment in OSO and in the Company, the Unitholder has had the opportunity to verify the accuracy of any information that has been provided.

         (b) The Unitholder understands that no public market is available for the sale of the OSO Units or the Shares at this time.

         12. RESTRICTIONS ON TRANSFER OR SALE OF OSO UNITS AND SHARES UNDER SECURITIES LAWS.

         (a) The Unitholder is acquiring the OSO Units and, thereafter as to each Unitholder except Sotseks, the Shares solely for the Unitholder's own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the OSO Units or the Shares (other than in accordance with applicable federal or state law). The Unitholder understands that neither the OSO Units nor the Shares have been registered under the Securities Act of 1933 (the "Securities Act") or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Unitholder and of the other representations, warranties and covenants made by the Unitholder in this Agreement. The Unitholder understands that OSO and the Company are relying upon the representations, warranties and covenants of the Unitholder contained in this Agreement for the purpose of determining whether this transaction meets the requirements for such exemptions.

         (b) The Unitholder understands that the OSO Units and the Shares are "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act by the Securities and Exchange Commission (the "Commission") and that the Securities Act and Rule 144 and other rules promulgated by the Commission provide in substance, if a public market for such securities develops later, that the Unitholder may dispose of the OSO Units and the Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the Unitholder understands that the Company has no obligation or intention to register any of the OSO Units or the Shares, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144). Accordingly, the Unitholder understands that, under the Commission's rules, the Unitholder may dispose of the OSO Units and the Shares principally only in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the Unitholder.

         (c) With the exception of the transfer of OSO Units to the Company as contemplated by this Agreement, no Unitholder may offer, sell or transfer OSO Units or Shares acquired by him, her or it under this Agreement unless, at the expense of the transferring Unitholder, the Company, in the case of a transfer of Shares, or OSO, in the case of a transfer of OSO Units, has received an opinion of counsel for the Company or OSO or counsel acceptable to the Company or OSO, as the case may be, to the effect that such transfer is exempt from registration requirements under the Securities Act and state securities laws. OSO's Management Committee as to the OSO Units and the Company's Board of Directors, as to the Shares, may, in its sole discretion, waive the requirement for a legal opinion, but any such waiver will not constitute a waiver of any such requirement for any subsequent transfer of such OSO Units or Shares or any interest therein.

         (d) With the exception of the transfer of OSO Units to the Company, as contemplated by this Agreement, the Unitholder acknowledges and agrees that the Unitholder will not sell, assign, pledge, give, transfer or otherwise dispose of the OSO Units or the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the OSO Units or the Shares, as applicable, under the Securities Act and all applicable state securities laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws.

         (e) The Unitholder has not offered or sold any portion of the OSO Units or the Shares and has no present intention of dividing the OSO Units or the Shares with others or of reselling or otherwise disposing of any portion of the OSO Units or the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

         13. CONDITIONS PRECEDENT TO THE UNITHOLDERS' OBLIGATIONS. All obligations of the Unitholders under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

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

         (a) OSO's representations and warranties contained in this Agreement shall be true at the time of Closing as though such representations and warranties were made at such time;

         (b) OSO shall have delivered to Sotseks a certificate representing the non-voting OSO Units to which such Unitholder is entitled under this Agreement;

         (c) The Company's representations and warranties contained in this Agreement shall be true at the time of Closing as though such representations and warranties were made at such time; and

         (d) The Company shall have delivered to each Unitholder except Sotseks the stock certificates representing the number and class of Shares to which such Unitholder is entitled under this Agreement.

         14. CONDITIONS PRECEDENT TO OSO'S OBLIGATIONS. All obligations of OSO under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

         (a) The Unitholders' representations and warranties contained in this Agreement shall be true at the time of Closing as though such representations and warranties were made at such time; and

         (b) Each Unitholder shall have delivered to OSO on or before the Closing an OSM Unit Assignment Form which assigns the OSM Units to OSO.

         15. CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS. All obligations of the Company under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

         (a) The Unitholders' representations and warranties contained in this Agreement shall be true at the time of Closing as though such representations and warranties were made at such time;

         (b) Each Unitholder except Sotseks shall have delivered to the Company on or before the Closing an OSO Unit Assignment Form which assigns his, her or its OSO Units to the Company, a signed signature page of this Agreement and an executed Form 2553 for such Unitholder; and

         (c) OSO shall have delivered to the Company a certificate representing the non-voting and voting units to which the Company is entitled under this Agreement.

         16. EFFECT OF CONDITIONS PRECEDENT. In the event the conditions precedent to consummation of this Agreement are satisfied or waived by the party they are to benefit on or before September 30, 2003, then the Unitholders, OSO, and the Company shall proceed with the consummation of this Agreement; otherwise, the obligations of the Unitholders, the Company, and OSO hereunder shall be terminated.

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         17.      COVENANT OF FURTHER ASSURANCES. The Unitholders agree, upon reasonable request, to deliver such additional documents to OSO or to the Company or take such additional actions as may be necessary or appropriate to vest in OSO ownership of the OSM Units and in the Company ownership of the OSO Units held by unitholders other than Sotseks.

         18. OSM OPERATING AGREEMENT. With regard to the exchange of OSM Units for OSO Units pursuant to this Agreement by any Unitholder of OSM, the undersigned Unitholder hereby waives any compliance with any and all covenants, agreements, or requirements set forth in the Limited Liability Company Operating Agreement of OSM (the "OSM Operating Agreement") or the Redemption Agreements by and between OSM and certain Unitholders governing or otherwise restricting the sale, transfer, and assignment of the OSM Units, including, without limitation, any rights of first refusal or purchase that such Unitholder may have under
Article VII of the OSM Operating Agreement and Section 5 of the Redemption Agreement. With regard to the exchange of OSM Units for OSO Units pursuant to this Agreement by any Unitholder of OSM, OSM hereby unanimously waives any compliance with (i) any and all covenants, agreements, or requirements set forth in the OSM Operating Agreement governing or otherwise restricting the sale, transfer, and assignment of the OSM Units, including, without limitation, the provisions of Sections 7.2 and 7.3 of the OSM Operating Agreement, and (ii) any and all covenants, agreements, or requirements set forth in the Redemption Agreements by and between OSM and certain of its Unitholders governing or otherwise restricting the sale, transfer, and assignment of their OSM Units, including, without limitation, the provisions of Section 2, 3, 4 and 5 of the Redemption Agreements. At the Closing, since OSO shall have acquired all OSM Units, the Unitholders, in their capacity as Unitholders, shall no longer be subject to the OSM Operating Agreement or the Redemption Agreements.

         19. OSO OPERATING AGREEMENT. OSO and Sotseks agree as soon as practicable after the Closing Date to enter into a Limited Liability Operating Company Agreement of OSO in the form attached hereto as Exhibit B. Sotseks and OSO agree not to transfer any OSO Units they receive pursuant to this Agreement until the OSO Operating Agreement attached hereto as Exhibit B is executed, at which point they will be subject to the transfer restrictions contained therein.

                        ARTICLE II - ADDITIONAL TRANSFER
                      RESTRICTIONS APPLICABLE TO THE SHARES

         1. GENERAL RESTRICTIONS. Following the Closing, the Unitholders acquiring Shares hereunder (the "Shareholders") shall have no right to sell, assign or in any manner transfer all or any part of the Shares and the Shareholders hereby agree that the Shareholders will not sell, assign or in any manner transfer all or any part of the Shares, except as otherwise provided in this Agreement, without the prior written consent of the Board of Directors of the Company. The Board of Directors of the Company may require, as a condition of such a sale, assignment or transfer of Shares, that the transferee execute an agreement substantially identical in form to this Agreement (other than Article
I) (which may be accomplished by a certificate of acceptance and adoption of this Agreement (other than Article I), that provides that all of the transferee's Shares shall be subject to the restrictions on transfer set forth in this Agreement (other than Article I).

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         2.       RESTRICTIONS APPLICABLE TO SHAREHOLDERS OTHER THAN EMPLOYEE
SHAREHOLDERS. Except as specifically permitted in this Section 2, no holder of Shares following the Closing Date who is not an Employee Shareholder, as defined in Section 3 hereof, subject to the transfer restrictions in Section 3 hereof (a "Non-Employee Shareholder") may sell, assign or in any manner transfer all or any part of his, her or its Shares in the Company, without the unanimous written consent of the Company's Board of Directors.

         (a) Permitted Transfers. Notwithstanding anything to the contrary in this Section 2 and except as provided in this Section 2, any Non-employee Shareholder (including without limitation such Non-employee Shareholder's legal guardian, executor or administrator in the case of an individual Non-employee Shareholder) desiring to sell, transfer, exchange or encumber all or part of such Non-employee Shareholder's Shares, including transfers by gift or by reason of death, may do so only if such Non-employee Shareholder has complied with the provisions of this Section 2 unless such provisions have been waived in writing by the unanimous consent of the Company's Board of Directors. Upon the transfer by a Non-employee Shareholder of his, her, or its Shares in accordance with this
                  Section 2, said Non-employee Shareholder shall promptly surrender to the Company any and all certificates evidencing the transferred Shares, and the Company shall thereafter issue to the new Shareholder a certificate evidencing the number of Shares so acquired.

         (b) Transfers to Family or Affiliates. Any Non-employee Shareholder may, with the unanimous consent of the Board of Directors of the Company, which consent shall not be unreasonably withheld, transfer the Shares held by such Non-employee Shareholder to persons related by blood to such Non-employee Shareholder or to an entity in which a majority of the equity interests or beneficial interests is held by persons related by blood to such Non-employee Shareholder; provided however that John F. Havens (or at his death, his personal representative) may transfer his voting Shares to Ellen H. Hardymon without seeking such consent and George A. Skestos (or at his death, his personal representative) may transfer his voting Shares to George Anthony Skestos without seeking such consent. Such transfer may be made by the Non-employee Shareholder or, in the event of the Non-employee Shareholder's death or disability, by his or her personal representative. A condition of such transfer shall be that such prospective transferee shall agree to be bound by the provisions in this Agreement (other than Article I).

         (c) Response to Third Party Offer. The Havens Group shall mean John F. Havens, trusts for the benefit of his children, his children, and any transferee from any of such persons pursuant to the provisions of this Section 2. The Skestos Group shall mean George A. Skestos, Sotseks and any transferee from any of such persons pursuant to the provisions of this Section 2. The Alonso group shall mean Steven Alonso and any transferee from him pursuant to the provisions of this Section 2. Such Groups shall be bound by the majority vote of the Group of which they are a part. If either the Havens Group, the Skestos Group or the Alonso Group receives a written offer, by its terms irrevocable for at least 30 days, to purchase all of the Shares and outstanding options of such Group and such Group wishes to accept such offer, a representative of such Group shall advise the members of the other Groups of the terms of such offer within 10 days following receipt thereof. The other Groups shall have the right, for a period of 15 days following such receipt, to give notice in writing to such Group that the other Groups elect to purchase all of the Shares and outstanding options of such Group at the price and on the terms proposed by the third party purchaser, supported by credible financial assurances that the other Groups are able to do so. Alternatively, the other Groups may in a writing delivered within the same time period elect to require that all of their Shares and outstanding options be purchased at the same price and on the same terms by the proposed third party purchaser. If the proposed third party purchaser is unwilling to purchase all of such offered Shares and outstanding options, then any Group may reject such offer in its entirety or the Groups may agree to sell, on a pro rata allocation, such number of Shares and outstanding options as the proposed third party purchaser is willing to buy.

         (d) Transfer in the Event of the Death or Disability of Steven Alonso. In the event of the death or disability of Steven Alonso, the Company shall purchase all of the Shares of the Alonso Group at the value established in accordance with the valuation procedure described in subsection (g); provided, however, that Mr. Alonso's personal representative, in the event of his death or disability, may by written notice to the Company elect within 90 days following such event to defer establishment of the value of the Shares of the Alonso Group for a period of 36 months following such event. Any purchase by the Company shall be on a time schedule which accords with available liquid assets of the Company and covenants in the Company's financing agreements.

         (e) Transfer in the Event of Bankruptcy or Divorce of a Non-employee Shareholder. In the event of the bankruptcy of a Non-employee Shareholder or in the event of a transfer of Shares incident to a divorce, the Company shall purchase all of the Shares of such Non-employee Shareholder at the value established in accordance with subsection (g). Any purchase shall be on a time schedule which accords with the available liquid assets of the Company and complies with covenants in its financing agreements.

         (f) Other Disposition of Shares. If either the Havens Group, the Skestos Group or the Alonso Group wishes to offer for sale all of its Shares and outstanding options but has not received an offer from a third party or if either group wishes to liquidate the Company in order to terminate its interests in the Company, the value of such interest shall be established in accordance with the valuation procedure described in subsection (g). The Groups which did not take the initial action leading to such valuation (the "non-offering groups") may elect to tender such Shares and outstanding options for sale as part of a uniform sales effort or to purchase such Shares and outstanding options at the value determined pursuant to subsection (g). In the event that the non-offering groups do not take action as described above, the Company may elect to purchase the interest of the offering group at the value determined pursuant to subsection (g). Notice of such group's election and the Company's election shall be given in writing to the offering group within 15 days following delivery to it of such valuation. In the event that the Alonso Group wishes to offer for sale its Shares, the non-offering group does not elect to purchase such Shares, and the Company is not willing or financially able to purchase such Shares except in accordance with a time schedule which is not acceptable to the Alonso Group, the Company shall be liquidated.

         (g) Valuation Procedures. In all events where the value of Shares held by a given group is to be determined by independent experts, the offering group shall select a person and the non-offering groups shall jointly select a person, each said person being qualified by experience to value businesses and these two persons shall undertake to mutually agree upon the value of such Shares. In the event that such persons are not able to reach mutual agreement as to such value, they shall select a third person qualified by experience to value businesses to provide such valuation and that person's valuation shall be conclusive.

         3. RESTRICTIONS APPLICABLE TO EMPLOYEE SHAREHOLDERS. The restrictions in this Section 3 shall apply to those holders of Units who are currently employees of OSM, other than Steven Alonso (the "Employee Shareholders"). They are designated as Employee Shareholders on the signature pages to this Agreement.

         (a) Upon the termination of an Employee Shareholder's employment for any reason, the following actions shall take place:

                  (i) The Employee Shareholder shall assign and transfer to the Company all right, title and interest in the Shares he or she owns, free and clear of all liens, encumbrances and other claims. Within 10 days of such termination of employment, the Employee Shareholder shall deliver to the Company any and all certificates representing the Shares for redemption and repurchase by the Company.

                  (ii) Upon delivery of the Share certificates, the Company shall redeem and repurchase such Shares at the Redemption Price. The Redemption Price per Share shall be an amount equal to the greater of (1) the Per Share Earnings multiplied by 3 or (2) the book value of a Share on the date of repurchase by the Company determined in accordance with generally accepted accounting principles. "Per Share Earnings" means the Company's Profit for the 12 consecutive calendar months preceding the month in which a termination of employment of the Employer Shareholder shall occur or the month in which a Transfer Notice is received by the Company, divided by the total number of Shares of the Company which are outstanding on the date of such redemption and repurchase. "Profit" shall mean the sum of the Company's total items of income set forth in Section 1367(a)(1)(A) through (C) of the Code for the period in question reduced by the sum of the Company's total items of loss and deduction set forth in Section 1367(a)(2)(B) through (E) of the Code for the period in question.

                  (iii) The Company shall pay the Redemption Price to the Employee Shareholder in cash or other immediately available funds no later than 10 days after the Employee Shareholder's delivery to the Company of the certificates representing the Shares.

         (b) In the event that an Employee Shareholder's employment is terminated as a result of the Employee Shareholder's death, all of the obligations of the Employee Shareholder shall be performed by the Employee Shareholder's personal representative and the Redemption Price paid by the Company shall be paid to such personal representative. For this purpose, the term "personal representative" shall mean an administrator, executor, trustee, or other personal representative who is vested with the responsibility for administering the disposition of any Shares on account of the Purchaser's death, or any individual who holds such Shares as a legatee, distributee, or successor in interest, or trustee where no executor, administrator, or similar fiduciary is appointed or where any appointed executor, administrator, or fiduciary does not have control over any of the deceased Employee Shareholder's Shares.

         (c) In the event that an Employee Shareholder desires to sell, assign or otherwise transfer all or any part of his or her Shares or if his or her Shares are subject to an involuntary transfer incident to a divorce or bankruptcy, the Employee Shareholder shall first comply with the following procedures:

                  (i) The Employee Shareholder shall deliver to the Company a written notice of intention to transfer the Shares (the "Transfer Notice") which shall specify the number of Shares (the "Subject Shares") that the Employee Shareholder desires to transfer and such information regarding the identity of the proposed transferee as the Company shall require.

                  (ii) Upon receipt of the Transfer Notice, the Company shall have a period of 30 days (the "Company Purchase Period") to redeem and repurchase the Subject Shares at a per Share price equal to the greater of (1) the Per Share Earnings multiplied by 3 or (2) the book value of a Share on the date of repurchase by the Company determined in accordance with generally accepted accounting principles. If the Company notifies the Employee in writing, on or before the 30th day of the Company Purchase Period, that it intends to redeem and repurchase the Subject Shares, then the Employee Shareholder shall tender the Subject Shares, and the Company shall pay the price set forth above, in the manner described in Subsection (i), (ii) and (iii) of subsection (a) of this Section 3.

                  (iii) If the Company does not notify the Employee Shareholder in writing that it intends to redeem and repurchase the Subject Shares on or before the 30th day of the Company Purchase Period, then the Employee Shareholder shall be permitted, for a period of 30 days after the expiration of the Company Purchase Period, to sell, assign or transfer the Subject Shares to the proposed transferee identified in the Transfer Notice, subject to the transfer restrictions described in this Article II. The transferee shall, as a condition of such a sale, assignment or transfer of Shares, execute an agreement substantially identical in form to this Agreement (other than Article I) which may be accomplished by a certificate of acceptance and adoption of this Agreement (other than Article I).

                  (iv) If the Employee Shareholder shall fail to sell, assign or transfer any or all of the Subject Shares to the proposed transferee identified in the Transfer Notice on or before the 30th day following the Company Purchase Period, then the Employee Shareholder shall not be permitted to sell, assign or otherwise transfer any Subject Shares not sold, assigned or transferred during such 30-day period unless the Purchaser first provides the Company with a new Transfer Notice and again complies with the procedures of this subsection (c).

         4. INVALIDITY OF TRANSFERS WHICH WOULD TERMINATE COMPANY'S STATUS AS S CORPORATION. Notwithstanding anything herein contained to the contrary, no Shareholder shall transfer any of his Shares, or any interest therein if, as a result of such transfer, any of the following occurs:

         (a) The Company's status as an S Corporation would terminate. Without limiting the generality of the foregoing, no Shareholder shall transfer any of his, her or its Shares to, and no Shares shall be acquired by, any person falling within any of the following categories:

                  (i)      A non-resident alien;

                  (ii) A corporation, a partnership or a trust which does not satisfy the requirements of Code
                           Sections 1361(c)(2), (c)(6), (d) or (e), or their successor provisions; or

                  (iii) Any other person or entity, a transfer to whom or which would result in the termination of the Company's election to be taxed as an S Corporation under the applicable Internal Revenue Code provisions.

         (b) Moreover, no Shareholder may transfer any of his, her or its Shares so as to cause the total number of "shareholders" of the Corporation, as determined under Section 1361(c) of the Internal Revenue Code, to exceed seventy-five (75), or such larger number as may at that time be permitted for S Corporations by applicable Internal Revenue Code sections or Internal Revenue Service regulations.

         5. ATTEMPTED TRANSFERS IN VIOLATION OF SHARE TRANSFER RESTRICTIONS. Any purported transfer of Shares in violation of this Article II shall be null and void and shall have no legal effect. An attempt to transfer an interest in the Shares of the Company in violation of this Agreement shall be ineffective and the Company shall refuse to register the Shares in question in the name of the transferee. Any Shareholder who causes or authorizes a revocation or transfer that terminates the Company's S election in violation of
Section 1362(a) of the Code (whether in
his, her, or its capacity as a Shareholder, director, officer, employee or agent for the Company or otherwise) shall be liable to the Company and to every other Shareholder for any and all damages, liabilities or costs resulting directly and indirectly therefrom, including, without limitation, any additional federal or state tax liability incurred by the Corporation or any other Shareholder as a result of the improper revocation or termination and any attorneys' fees or other costs incurred in computing and collecting any such damages; provided, however, that no Shareholder shall be liable for damages under this Section 5 for making a transfer that terminates the election if the Shareholder acted, after obtaining a written waiver from the Company's Board of Directors, in compliance with this Agreement. The additional federal and state tax liability caused by the improper revocation or termination shall be computed by the accountant that regularly prepares the Company's tax returns and such accountant's determination of such liability shall, except as otherwise provided in this action, be conclusive and binding on all parties hereto for all purposes.

         6. INADVERTENT TERMINATION OF S CORPORATION ELECTION. In the event that the Company's election to be taxed as an S Corporation is terminated, except in accordance with this Agreement, the Corporation shall immediately seek a waiver of such termination from the Internal Revenue Service under Sections 1362(f)(3) and 1362(f)(4) of the Internal Revenue Code, and each Shareholder agrees to take any action as may be required by the Internal Revenue Service to obtain such a waiver. The Company shall bear the expense of procuring the waiver, including the legal, accounting and tax costs of taking such steps and of making such adjustments as may be required, except to the extent that Shareholders are required to bear such costs, or any portion of such costs, as a condition to receiving the waiver. If the Company fails to receive such a waiver, the Company shall request the consent of the Internal Revenue Service to re-file an election to be taxed as an S Corporation prior to the time specified in Section 1362(g) of the Code, and each Shareholder agrees to take any action as may be required to obtain the consent of the Internal Revenue Service to such an early re-election by the Corporation to be taxed as an S Corporation.

         7. SOTSEKS OPTION. Notwithstanding anything to the contrary in this Agreement, at such time as Sotseks shall have distributed OSO Units to persons entitled to become shareholders of the Company pursuant to the provisions of Code Section 1361(b) or its successor provisions, such persons shall have the right to transfer all or part of the OSO Units to the Company in exchange for a number of non-voting OFS Shares equal to 1,000 times the number of OSO Units which shall be exchanged, subject to appropriate adjustments for stock splits, stock dividends, recapitalizations and similar events occurring after the date hereof which may affect the OFS Shares. The Company agrees to issue the OFS Shares to which such persons would be entitled upon such an exchange when it receives an appropriate assignment of the OSO Units and customary representations and warranties from such persons and, if necessary, from Sotseks as to such exchange.

                          ARTICLE III - DISTRIBUTIONS

         1. DISTRIBUTION OF NET CASH FLOW TO MEET ESTIMATED TAX OBLIGATIONS. Except in connection with the dissolution and liquidation of the Company and except as prevented by applicable state law, a dividend distribution shall be made to each Shareholder, no later than January 1, April 1, June 1 and September 1 of each year in an amount equal to 43% of the estimated income attributable to the pro rata shares of the Company's net long term and Section 1231 capital gains and non-separately stated items of income pursuant to Section 1366(a) of the Internal Revenue Code, as amended (as determined by the Board of Directors of the Company) for the applicable periods for which estimated federal and state income tax payments must be made by the Shareholder and, to the extent feasible, all loan agreements and other arrangements with lenders shall contain a reservation of right on the part of the Company to make such payments.

         2. DISTRIBUTION PROCEDURE. Distributions shall be made to Shareholders (or to their estates, personal representatives, successor or assigns, as appropriate) of record on the record date for the dividend distribution, regardless of whether they hold Shares on the date of distribution. Any pro rata dividend distributions made during the taxable year in question to shareholders in excess of 43% of actual tax distribution made in
Section 1 above for the applicable periods can be taken into account in determining the extent of the future minimum mandatory dividends for the balance of a taxable year.

         3. DISTRIBUTIONS IN THE EVENT OF TERMINATION OF S CORPORATION STATUS. It is the intent of this Article III to protect Shareholders to the extent allowed by law and the Company's financing agreements, against the possibility that they may be subjected to federal or state income taxes based upon income of the Company for taxable periods but not have adequate payments from the Company to satisfy such taxes or a timely basis, and to require the Company to make periodic payments to the Shareholders in the form of dividends in amounts sufficient to allow them to pay such taxes. In the event that the status of the Company as an S Corporation terminates for any reason, the Company shall nonetheless pay sufficient dividends to permit Shareholders to pay any such taxes attributable to the period prior to the termination of such status.

         4. ALLOCATIONS. Allocations of income, gain, deduction and loss shall be made on a pro rata basis to all persons who were Shareholders at any time during the taxable year on a per share per diem basis in accordance with
Section 1377(a) of the Internal Revenue Code, or in accordance with such other methodology as may be permitted by the Code. To the extent permitted under
Section 1377(a)(2), by signing below or subsequently agreeing to be bound by this Agreement (other than Article I), the "affected Shareholders" hereby consent in advance to any Company closing of the books election whenever the Company's Board of Directors deems it appropriate to make such an election.

                        ARTICLE IV - GENERAL PROVISIONS

         1. ENTIRE AGREEMENT. This Agreement, including any document delivered by the Company, OSO, or the Unitholders in accordance herewith, constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties to this Agreement with respect to the subject hereof.

         2. BENEFITS; ASSIGNMENT. This Agreement will inure to the benefit of the parties to this Agreement and shall be binding upon them and their respective successors and assigns. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company, OSO, a Unitholder, or a Shareholder without the prior consent of the other parties, except to the extent it is assigned in connection with transfers of Shares or OSO Units permitted hereunder.

         3. GOVERNING LAW. The parties to this Agreement agree that this Agreement shall be construed as to both the validity and performance and shall be enforced in accordance with and governed by the laws of the State of Indiana.

         4. LEGEND ON STOCK CERTIFICATES. The certificates for Company Shares to be acquired by the Unitholders at the Closing shall be endorsed as follows:

         This certificate is transferable only in compliance with the provisions of the Exchange Agreement dated as of September 23, 2003, affecting the shares represented hereby, a copy of which is on file in the office of the Secretary of the Company.

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. As a result, the securities represented by this certificate may not be sold or transferred in the absence of registration under such laws or an opinion from legal counsel satisfactory to the Company that such registration is not required.

All certificates for Shares hereafter issued to the Shareholders shall bear the same endorsement. The legend concerning the Exchange Agreement shall be removed from the certificates following termination of this Agreement.

         5. AMENDMENT. This Agreement may be amended prior to the Closing Date only by unanimous agreement of the Unitholders, the Company, and OSO. From and after the Closing Date, this Agreement may be amended for the sole purpose of reflecting a transfer of Shares made in accordance with the terms of the Agreement by a written amendment signed only by the Company and the transferee. This Agreement may also be amended by the Company's Board of Directors (a) solely for the purpose of clarification without substantive change, and (b) if the amendment is, in the opinion of counsel for the Company, necessary or appropriate to satisfy current requirements of the Internal Revenue Code with respect to S Corporations or any federal or state securities laws or regulations. Shareholders will be notified of any such amendments not requiring Shareholder approval. No other amendment or modification of this Agreement shall be valid unless it is approved by the Company's directors, is in writing and signed by Shareholders holding 100% of the Company's voting Shares then outstanding, and is duly executed by the Company. Except as to amendments for the sole purpose of reflecting a transfer of Shares made in accordance with the terms of this Agreement, all Shareholders shall be given written notice at least five (5) business days in advance of the effective date of any proposed amendment.

         6. TERM. This Agreement may be terminated at any time prior to the Closing Date by the Company or by OSO. Following the Closing, Articles II and II of this Agreement shall terminate, and the certificates representing Shares subject to this Agreement shall be released from the restrictions on transferability set forth in Article II hereof, by written agreement signed by the Company and Shareholders owning not less than 100% of the Company's voting Shares then outstanding. Articles II and III of this Agreement shall also terminate if, notwithstanding the good faith efforts of all parties, the status of the Company as an S Corporation is finally and irrevocably terminated, by operation of law or otherwise, or if the Company closes a public offering of its Shares in a transaction that results in more than 75 shareholders or in nonqualifying S Corporation shareholders. Upon the termination of this Agreement, each Shareholder shall surrender to the Company the certificates for his, her or its Shares, and the Company shall issue to such Shareholder new certificates for an equal number of Shares without the legend concerning the Exchange Agreement set forth in section 4 of this Article IV.

         IN WITNESS WHEREOF, this Agreement was executed by the Company and the Unitholders as of the date first written above.

OAK STREET OPERATIONS LLC                   OAK STREET FINANCIAL SERVICES, INC.

By:     /s/ Steve Alonso                       By:    /s/ Steve Alonso
-------------------------------                --------------------------------
    Steve Alonso, President                     Steve Alonso, President

UNITHOLDERS:

        /s/ Steve Alonso                              /s/ John F. Havens
-------------------------------                --------------------------------
Steven Alonso                                   John F. Havens

        /s/ Ellen H. Hardymon                         /s/ John C. Havens
-------------------------------                --------------------------------
Ellen H. Hardymon                               John C. Havens

/s/ Thomas F. Havens                     National City Bank, Agent U/A with
Thomas F. Havens                         Suzanne H. Nick

                                         By: /s/ Edwin E. Edwards III
National City Bank, Agent U/A with           Edwin E. Edwards III, Trust Manager
Thomas F.Havens
                                         By: /s/ Ellen H. Hardymon
 By: /s/ Edwin E. Edwards III                Ellen H. Hardymon, Special Trustee
     Edwin E. Edwards III, Trust Manager
                                          /s/ George A. Skestos
 By: /s/ John F. Havens                   George A. Skestos
     John F. Havens, Special Trustee

 By: /s/ Philipp D. Nick                  /s/ Glenn R. Brunker
     Philipp D. Nick, Special Trustee     Glenn R. Brunker*

 By: /s/ Patrick J. Dugan                 /s/ Mike Keleher
     Patrick J. Dugan, Special Trustee    Mike Keleher*

/s/ D. Scott Clark
D. Scott Clarke*                          /s/ Dennis L. Trent
                                          Dennis L. Trent*

/s/ Leah B. Grinnen
Leah B. Grinnen*                          /s/ Michael Brown
                                          Michael Brown*

/s/ Craig L. Royal
Craig L. Royal*                           /s/ Charles W. Steadman
                                          Charles W. Steadman*
/s/ George Rossman II
George Rossman II*                        /s/ Paul F. Plaia
                                          Paul F. Plaia*
/s/ Deborah Cowan
Deborah Cowan*                            SOTSEKS CORP.

/s/ Deborah Dawson                        /s/ George A. Skestos
Deborah Dawson*
                                          By:
/s/ Mike Ford
Mike Ford*

*Employee Shareholders

                      AMENDMENT NO. 1 TO EXCHANGE AGREEMENT

         This AMENDMENT NO. 1 TO EXCHANGE AGREEMENT, dated as of April 30, 2004 (the "Amendment"), amends that certain Exchange Agreement, dated as of September 23, 2003 (the "Exchange Agreement"), entered into by and among Oak Street Financial Services, Inc., a Maryland corporation (the "Company"), Oak Street Operations LLC, a Delaware limited liability company ("OSO") and the then-existing unitholders ("Unitholders") of Oak Street Mortgage LLC, a Delaware limited liability company ("OSM").


                                    RECITALS

         A. The Company, OSO and the then-existing unitholders of OSM entered into the Exchange Agreement pursuant to which (i) all of the members of OSM exchanged their OSM ownership units for OSO ownership units, and (ii) all of the OSO unitholders other than Sotseks Corp. exchange their OSO ownership units for shares of the Company's common stock.

         B. The Company's Board of Directors has authorized this Amendment pursuant to Section 5 of the Exchange Agreement solely to clarify the intent of the parties with regard to the effective date, for accounting purposes, of the transactions described therein.


                                    AMENDMENT

     1. The Exchange Agreement is hereby amended by replacing the first introductory paragraph thereof, in its entirety, with the following:

         "THIS EXCHANGE AGREEMENT, dated as of September 23, 2003, is by and among Oak Street Financial Services, Inc., a Maryland corporation (the "Company"), Oak Street Operations LLC, a Delaware limited liability company ("OSO") and unitholders ("Unitholders") of Oak Street Mortgage LLC, a Delaware limited liability company ("OSM"), to be effective for accounting purposes as of the close of business on September 30, 2003, so that the results of operations and financial position shall be included in the Company's consolidated financial statements beginning September 30, 2003 as if the transactions set forth herein were effective September 30, 2003."

     2. Except as set forth herein, all other terms and provisions set forth in the Exchange Agreement remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment was executed by the undersigned as of the date first written above.


                                       OAK STREET FINANCIAL SERVICES, INC.


                                        /s/ Steven Alonso
                                       -------------------------------------
                                       By: Steven Alonso
                                       President and Chief Executive Officer

                                                                       EXHIBIT B

--------------------------------------------------------------------------------

                            OAK STREET OPERATIONS LLC



                  LIMITED LIABILITY COMPANY OPERATING AGREEMENT



                      ORGANIZED UNDER THE DELAWARE LIMITED
                              LIABILITY COMPANY ACT

--------------------------------------------------------------------------------


         THE INTERESTS DESCRIBED AND REPRESENTED BY THIS LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS ("STATE ACTS") AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION UNDER THE ACT AND APPLICABLE STATE ACTS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE ACTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE I             ORGANIZATIONAL MATTERS; DEFINITIONS.........................................................1
     1.1                   Name...................................................................................1
     1.2                   Effective Date; Term...................................................................1
     1.3                   Registered Office; Place of Business; Agent............................................1
     1.4                   Definitions............................................................................1
     1.5                   Disregarded Entity.....................................................................1

ARTICLE II            PURPOSE.....................................................................................2
     2.1                   Purpose................................................................................2

ARTICLE III           MEMBERS; RIGHTS OF AND LIMITATIONS ON MEMBERS...............................................2
     3.1                   Members................................................................................2
     3.2                   Additional Members; Issuance of Additional Units.......................................2
     3.3                   Unit Register; Certificate of Membership Interest......................................2
     3.4                   Members May Compete....................................................................3
     3.5                   Limitations on Members.................................................................3
     3.6                   Actions Requiring Approval of Members..................................................3

ARTICLE IV            MANAGING MEMBERS; RIGHTS AND POWERS OF MANAGING MEMBERS.....................................4
     4.1                   Managing Members.......................................................................4
     4.2                   Rights and Powers......................................................................4
     4.3                   Duties of Managing Member; Not Required to Devote Full Time............................6
     4.4                   Limitations on Actions of Managing Member..............................................7
     4.5                   Exculpation of Managing Member; Indemnity..............................................8
     4.6                   Reliance of Third Parties on Authority of Managing Member..............................9
     4.7                   Tax Elections; Tax Matters Member......................................................9
     4.8                   Compensation of Managing Member or Affiliate; Reimbursement of Expenses................9

ARTICLE V             COMPANY CAPITAL; ADVANCES BY MEMBERS........................................................9
     5.1                   Capital Contributions.................................................................10
     5.2                   Additional Capital....................................................................10
     5.3                   No Return of Contributions; Loans.....................................................10

ARTICLE VI            FISCAL YEAR; ACCOUNTING; ALLOCATION OF PROFITS AND LOSSES; DISTRIBUTIONS...................11
     6.1                   Fiscal Year...........................................................................11
     6.2                   Method of Accounting..................................................................11
     6.3                   Maintenance of Capital Accounts.......................................................11
     6.4                   Allocation of Profits and Losses......................................................11
     6.5                   Definition of Net Cash Flow...........................................................13

     6.6                   Distribution of Net Cash Flow to Meet Estimated Tax Obligations.......................13
     6.7                   Liability of Member for Return of Distribution........................................13

ARTICLE VII           TRANSFER OF COMPANY INTERESTS..............................................................13
     7.1                   No Transfer of Company Interest.......................................................13
     7.2                   Compliance with Securities Act of 1933................................................13
     7.3                   Admission of Transferee as Substituted Members........................................14
     7.4                   Allocations and Distributions with Respect to Transferred Interests...................14

ARTICLE VIII          WITHDRAWAL, DEATH, INCOMPETENCY OR DISSOLUTION OF MEMBERS AND MANAGING MEMBERS.............14
     8.1                   Withdrawal of Member..................................................................14
     8.2                   Resignation of Managing Member........................................................14
     8.3                   Death, Bankruptcy, Liquidation, Etc., of a Member.....................................14
     8.4                   Death, Bankruptcy, Liquidation, Etc. of a Managing Member.............................15
     8.5                   Continuation of Company by Members; Designation of New Managing Member................15
     8.6                   Death or Bankruptcy of Member.........................................................15
     8.7                   Designation of New Managing Member....................................................15

ARTICLE IX            TERMINATION, DISSOLUTION AND LIQUIDATION OF THE COMPANY....................................15
     9.1                   Events of Dissolution.................................................................15
     9.2                   Liquidation...........................................................................16
     9.3                   Election of Liquidating Trustee.......................................................16
     9.4                   Statements............................................................................17

ARTICLE X             AMENDMENT OF THE AGREEMENT.................................................................17
     10.1                  Amendments by Managing Member.........................................................17
     10.2                  Other Amendments......................................................................17

ARTICLE XI            POWER OF ATTORNEY..........................................................................17
     11.1                  Appointment of Managers as Attorney...................................................17
     11.2                  Power of Attorney Irrevocable.........................................................18
     11.3                  Survival of Power of Attorney on Transfer.............................................18

ARTICLE XII           TAX PROVISIONS.............................................................................18
     12.1                  Allocations Required by Treasury Regulations..........................................18
     12.2                  Rules of Application..................................................................20
     12.3                  Rules Concerning Calculations of Profits and Losses and Code Section 704(c) Tax
                           Allocations...........................................................................21

ARTICLE XIII          MISCELLANEOUS..............................................................................22
     13.1                  Notices...............................................................................22
     13.2                  No Partition of Company Property......................................................22
     13.3                  Governing Law.........................................................................23
     13.4                  Counterparts..........................................................................23

     13.5                  Language Conventions; Captions........................................................23
     13.6                  Entire Agreement......................................................................23
     13.7                  Provisions Severable..................................................................23
     13.8                  Binding Agreement.....................................................................23

SIGNATURE PAGE
SCHEDULE A
APPENDIX A
APPENDIX B

                  LIMITED LIABILITY COMPANY OPERATING AGREEMENT

         This Limited Liability Company Operating Agreement (the "AGREEMENT") evidences the mutual agreement of the Existing Members (as hereinafter defined) to enter into this Agreement as of _______________ (the "EFFECTIVE DATE") to conduct business as a limited liability company pursuant to the Delaware Limited Liability Company Act, Del. Code Ann. title 6, Sections 18-101 et seq., as the same may be amended from time to time (the "Act").


                                    ARTICLE I
                       ORGANIZATIONAL MATTERS; DEFINITIONS

         1.1 Name. The name of the limited liability company formed hereunder (the "Company") is Oak Street Operations LLC. The Managing Member may change the name of the Company at any time and from time to time and may also operate the business at the same time under one or more fictitious names.

         1.2 Effective Date; Term. This Agreement is effective as of __________________, 2003. The Company was formed as of August 27, 2003, by the filing of an executed copy of an Amended and Restated Certificate of Formation required by Section 18-2-1 of the Act (the "Certificate") with the office of the secretary of state of the State of Delaware. The Company will exist until terminated in accordance with the provisions of this Agreement or the Act; provided however, that termination of the Company shall not occur in any event until the later of 10 years following March 1, 2012 or that date on which all mortgages insured by the Federal Housing Administration of the U.S. Department of Housing and Urban Development in which the Company had an interest as a mortgagee have been released and cancelled because of payment in full of the debt obligations underlying such mortgages or have been transferred without recourse by assignment to a Department of Housing and Urban Development approved mortgagee.

         1.3 Registered Office; Place of Business; Agent. The address of the registered office of the Company as required by Section 18-104 of the Act is 1209 Orange Street, Wilmington, Delaware 19801. The principal place of business of the Company is 11595 North Meridian Drive, Suite 400, Carmel, IN 46032. The agent of the Company for service of process, as required by Section 18-104 of the Act, is The Corporation Trust Company. The Managing Member may change the location of the registered office, the principal place of business or the agent for service of process and may establish additional offices or places of business of the Company or enter into such contracts or hire such agents in such other locations, inside and outside of the State of Delaware, as it deems necessary or desirable in the conduct of the business of the Company.

         1.4 Definitions. Capitalized terms used in this Agreement have the meanings as defined throughout the text of this Agreement. A list of defined terms, including the section of this Agreement in which the term is defined, is contained in Appendix A, attached hereto and by this reference incorporated herein.

         1.5 Disregarded Entity. In any period during which the Company has only one Member, unless the Company and its Members have elected to be treated as a corporation pursuant to Treas. Reg. Sections 301.7701-2 and -3, the Company shall be treated as a disregarded entity for federal income tax purposes ("DISREGARDED ENTITY"). In any period during which the Company is a Disregarded Entity any provisions of this Agreement which are inconsistent with such status shall be disregarded.

                                   ARTICLE II
                                     PURPOSE

         2.1 Purpose. The purpose of the Company is to carry on any lawful business for which a limited liability company may be organized under the Act, including without limitation engaging in mortgage lending and other financial services activities directly or through any subsidiaries, and the exercise of all powers and activities incident to the Company's business.

                                   ARTICLE III
                  MEMBERS; RIGHTS OF AND LIMITATIONS ON MEMBERS

         3.1 Members. As of the date of this Agreement, the names and addresses of the Existing Members of the Company (the "EXISTING MEMBERS") are set forth on Schedule A. Schedule A also identifies the amount of each Existing Member's contribution to the capital of the Company, the number and type of Units credited to each Existing Member and each Existing Member's Percentage Interest (as defined in Section 6.4(a)(ii)) as of the date of this Agreement. The term "Member," as of any specific time, shall include those persons then Members whether by means of being Existing Members, having become a Member by subscribing for Units, or otherwise in accordance with this Agreement.

         3.2 Additional Members; Issuance of Additional Units. The Managing Member may, from time to time, admit additional Members to the Company solely as provided for in this Agreement by (a) permitting the transfer of Units pursuant to Section 7.3 or (b) offering and issuing additional Non-Voting Units in consideration of a contribution to capital of the Company in accordance with the provisions of Section 5.2. The transferee of an interest in the Company of an existing Member may not become a Member except in accordance with section 7.3.

         3.3 Unit Register; Certificate of Membership Interest. The Record of ownership of each Unit shall be registered on the unit register maintained by the Company (the "UNIT REGISTER") and shall be represented by certificates issued by the Company substantially in the form of the certificates attached hereto as Appendix B. Each such certificate shall specify the name of the Member and the number and class (i.e., Voting or Non-Voting) of Units represented by such certificate and shall be manually signed by a duly authorized designee of the Managing Member on behalf of the Company. The person in whose name Units stand on the Unit Register shall be deemed by the Company to be the owner thereof for all purposes and the Company shall not be bound to recognize any equitable or other claim to or interest in such Units on the part of any other person whether or not it shall have express or other notice thereof, as expressly provided by the Act. Record ownership of Units may be transferred only as provided for in Article 7. In the event that a Unit certificate is lost or destroyed, the Company will upon written application from the holder of record of the Units represented by such certificate, issue a replacement certificate. However, the Company may, in its sole discretion, require such holder of record to provide reasonable indemnification or insurance to the Company with respect to such replacement and may require payment of a fee to cover the reasonable expense of the Company with respect to such replacement. The Unit certificates shall not be deemed negotiable instruments but shall be deemed to represent nonnegotiable instruments representing record ownership of Units which ownership may be transferred only as provided for in this Agreement.

         3.4 Members May Compete. Except as limited by the terms of employment or consulting agreements with the Company, or while an officer or full time employee of the Company, Members are not in any way prohibited from or restricted in engaging in, or owning an interest in or serving on the governing boards of, any other business venture of any nature, including any venture which might be competitive with the business of the Company, and the Company may engage Members, or persons or firms associated with them, for specific purposes and may otherwise deal with such Members, or persons or firms associated with them, on terms and for compensation to be agreed upon by the Company.

         3.5 Limitations on Members. No Member may take part in the control of the Company business or sign for or bind the Company by virtue of being a Member or require partition of Company property or compel any sale or appraisement of Company assets or sale of a deceased Member's interest therein, except as otherwise authorized in this Agreement or by the Board of Directors of the Managing Member.

         3.6 Actions Requiring Approval of Board of Directors of Managing Member. The Managing Member shall not take the following actions on behalf of the Company unless such actions are unanimously approved by the Board of Directors of the Managing Member:

                  (a) Sell, transfer, exchange or otherwise dispose of in a single or series of related transactions more than 20% of the Company's assets as valued on its balance sheet other than in the ordinary course of business;

                  (b) Change the primary character of the business of the Company;

                  (c) Appoint the Company's independent accountants, auditors and legal counsel;

                  (d) Authorize or effect transactions between the Company and a Member or the Affiliate of a Member other than those transactions authorized pursuant to other provisions of this Agreement;

                  (e) Authorize distributions of Net Cash Flow (as defined in section 6.5) not described in section 6.6;

                  (f) Assign the assets of the Company in trust for creditors or on the assignee's promise to pay the debts of the Company;

                  (g) Do any other act that would make it impossible to carry on the ordinary business of the Company;

                  (h) Compromise or settle any claim against or inuring to the benefit of the Company involving an amount in controversy in excess of $500,000;

                  (i) Confess a judgment;

                  (j) Cause the Company to commence a voluntary case as debtor under the United States Bankruptcy Code;

                  (k) Retain Net Cash Flow for investment in the Company's business;

                  (l) Waive any restrictions on transfer of Units or other interests in the Company set forth in Article VII or admit a transferee of such Units as a Member;

                  (m) Take any action with respect to the dissolution or liquidation of the Company set forth in Article IX; and

                  (n) Submit a claim or liability of the Company to arbitration or reference.


                                   ARTICLE IV
              MANAGING MEMBER; RIGHTS AND POWERS OF MANAGING MEMBER

         4.1 Managing Member. The Managing Member ("MANAGING MEMBER") of the Company shall be Oak Street Financial Services, Inc. or such other Member or Members designated by unanimous consent of the Board of Directors of Oak Street Financial Services, Inc. and identified as such on Schedule A, as such Schedule shall be amended from time to time. The Managing Member shall have full, exclusive and complete authority and control in the management of the Company business with all rights and powers generally conferred by law or necessary or advisable and consistent therewith and with the provisions of this Agreement. If there is more than one Managing Member, no Managing Member shall take any action on behalf of the Company unless such action has been approved by Managing Members holding a majority of the total Voting Units allocated to all the Managing Members. The Managing Member may, with the unanimous consent of the Board of Directors of Oak Street Financial Services, Inc. and subject to Section 4.4, delegate specifically identified rights and powers under this Agreement. References in this Agreement to the rights, powers, actions and duties of the Managing Member shall mean the rights, powers, actions and duties of a sole Managing Member, and a majority of multiple Managing Members acting pursuant to approval as required by the preceding sentence, unless from the context it is clear that the reference encompasses all Managing Members.

         4.2 Rights and Powers. Subject to the limitations, if any, contained in section 4.4, the rights and powers of the Managing Member, by way of illustration but not by way of limitation, shall include the right and power to:

                  (a) Acquire property (including the Property) on such terms as it deems reasonable, including borrowing any amounts necessary to effectuate the purchase;

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                  (b) Take any and all actions with respect to the acquisition, management or disposition of Company properties, including, without limitation, selling and otherwise disposing of assets of the Company, borrowing of funds, and negotiation and execution of contracts, deeds, pledges, bonds, guarantees, notes, and mortgages;

                  (c) Execute any and all other instruments and perform any acts determined to be necessary or advisable to carry out the intentions and purposes of the Company;

                  (d) Borrow money on such terms as it may determine from banks, other lending institutions, and other lenders, including any Member or Affiliate of a Member for any Company purpose, and to pledge or mortgage Company assets to secure repayment of the borrowed sums, and to execute in connection therewith any notes, security agreements, mortgages, pledges, deeds of trust or other loan documents required by any lender in connection therewith;

                  (e) Invest Company funds in bank savings accounts, savings and loan associations, commercial paper, government securities, certificates of deposit, bankers' acceptances and other interest-bearing obligations, and deposit, withdraw, pay, retain and distribute Company funds in any manner consistent with the provisions of this Agreement;

                  (f) Admit following unanimous approval of the Board of Directors of the Managing Member additional Members and substitute Members;

                  (g) Perform any and all acts necessary to pay any and all organizational expense incurred in the creation of the Company and in raising additional capital, including without limitation broker's commissions, legal and accounting fees;

                  (h) Compromise, arbitrate or otherwise settle or adjust claims in favor of or against the Company and commence or defend litigation with respect to the Company or any assets of the Company as it deems advisable and execute, acknowledge and deliver any and all instruments to effect any and all of the foregoing, all the expenses of which the Company shall bear;

                  (i) Purchase goods or services, including management and leasing services from any corporation or other form of business enterprise including, with the approval of the Board of Directors of the Managing Member, a corporation or business enterprise owned or controlled, or affiliated with any Member, or a corporation or business enterprise in which any Member may have an interest as a shareholder of more than five percent or is an officer, director, partner, member or proprietor;

                  (j) Establish Company offices at such places as may be appropriate, hire Company employees, obtain the services of independent contractors and consultants, engage counsel, and otherwise arrange for the facilities and personnel necessary to carry out the purposes and business of the Company;

                  (k) Arrange for a facsimile signature for itself for the purpose of executing such checks or other writings or legal instruments as may be necessary or desirable in the Company business; and

                  (l) Maintain any insurance coverage deemed necessary or appropriate by the Managing Member, in such amounts and of such types as shall be determined by the Managing Member, including without limitation public liability insurance coverage and insurance covering the indemnification granted by the Company as provided in section 4.5.

         4.3 Duties of Managing Member; Not Required to Devote Full Time. The Managing Member shall manage or cause to be managed the affairs of the Company in a prudent and businesslike manner and shall devote such time to the Company affairs as it shall in its discretion exercised in good faith determine is reasonably necessary for the conduct of such affairs; provided, however, that it is expressly understood and agreed that the Managing Member shall not be required to devote its entire time or attention to the business of the Company. In carrying out its obligations, the Managing Member shall:

                  (a) Obtain and maintain such public liability, hazard and other insurance as may be deemed necessary or appropriate by the Managing Member;

                  (b) Deposit all funds of the Company in one or more separate bank accounts with such banks or trust companies as the Managing Member may designate (withdrawals from such bank accounts to be made upon such signature or signatures as the Managing Member may designate);

                  (c) Maintain at the principal place of business of the Company all of the following:

                           (i) The Unit Register

                           (ii) A copy of the Certificate and all certificates
                  of amendment to it, together with executed copies of any powers of attorney pursuant to which the Certificate or any certificate has been executed;

                           (iii) A copy of this Agreement, all amendments to
                  this Agreement, and executed copies of any written powers of attorney pursuant to which the Agreement or amendments thereto have been executed;

                           (iv) Copies of the Company's federal, state and local
                  income tax returns and reports for the three most recent years;

                           (v) Copies of any financial statements of the Company
                  for the three most recent years.

                           (vi) True and full information regarding the status
                  of the business and financial condition of the Company;

                           (vii) A current list of the full name and last known
                  business or residence address of each Member, separately listing and identifying the Managing Member, set forth in alphabetical order; and

                           (viii) True and full information regarding the amount
                  of cash and a description and statement of the agreed value of any other property or services contributed by each Member or which each Member has agreed to contribute in the future, and the date on which each Member became a member;

                  The records listed in this subsection shall be subject to inspection and copying at the reasonable request and expense of any Member (or his duly authorized representative) during ordinary business hours;

                  (d) Maintain at the principal place of business of the Company complete and accurate records of all properties owned or leased by the Company and complete and accurate books of account (containing such information as shall be necessary to compute allocations and distributions), and make such records and books of account available for inspection and copying at the reasonable request and expense of any Member (or his duly authorized representative) during ordinary business hours;

                  (e) Cause to be prepared annual operating and capital budgets;

                  (f) Cause to be prepared and distributed to all Members within 90 days after the end of the Company's fiscal year:

                           (i) A statement of cash receipts and disbursements;

                           (ii) A statement of income for such year;

                           (iii) A balance sheet as of year end; and

                           (iv) A statement showing all information required by
                  the Members for preparation of their income tax returns;

                  (g) Cause to be filed the Certificate and such other certificates and do such other acts as may be required by law to qualify and maintain the Company as a limited liability company under the Act; and

                  (h) Cause Schedule A to be amended from time to time as required by this Agreement, and upon each such amendment designate at the top of such Schedule that it is an "Amended Schedule A" and indicate immediately under such designation the effective date of such amendment.

         4.4 Limitations on Actions of Managing Member. Notwithstanding the general authority conferred on the Managing Member pursuant to sections 4.1 and 4.2, those actions

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requiring the unanimous approval of the Board of Directors of the Managing
Member pursuant to section 3.6 shall be taken by the Managing Member only as authorized by that section.

         4.5 Exculpation of Managing Member; Indemnity. In carrying out its duties hereunder, the Managing Member shall not be liable to the Company or to any Member for its good faith actions, or failure to act, or for any errors of judgment, or for any act or omission believed in good faith to be within the scope of authority conferred by this Agreement, but only for its own willful misconduct in the performance of its obligations under this Agreement. Actions or omissions taken in reliance upon the advice of legal counsel as being within the scope of authority conferred by this Agreement shall be conclusive evidence of such good faith; however, good faith may be determined without obtaining such advice.

         The Company does hereby indemnify and hold harmless the Managing Member, its Affiliates and their agents, officers, employees, partners, members and directors against and from any and all losses, claims, damages, liabilities, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative (together, "CLAIMS"), in which the indemnified person may be involved, or threatened to be involved, as a party or otherwise by reason of its status as the Managing Member or an Affiliate thereof, an agent, officer, employee, partner, member or director of the Managing Member or an Affiliate thereof, or a person serving at the request of the Company in another entity in a similar capacity, which relates to or arises out of the Company, its property, business or affairs, regardless of whether the indemnified person continues to be the Managing Member or an Affiliate thereof or their agent, officer, employee, partner, member or director at the time any such liability or expense is paid or incurred, if (i) the indemnified person acted in good faith and in a manner it believed to be in or not opposed to the best interests of the Company, (ii) the indemnified person's conduct did not constitute gross negligence or willful misconduct,
(iii) in connection with any criminal action or proceeding, the indemnified person had no reasonable cause to believe its conduct was unlawful, (iv) with respect to Claims by or in the right of the Company, the indemnified person is not adjudged to be negligent or liable for misconduct, unless a court determines that indemnification is nonetheless appropriate, and (v) the standards set forth in clauses (i) and (ii), and, if applicable, (iii) and (iv), are met as determined in each case by (x) the affirmative vote of holders of a majority of the then outstanding eligible voting shares of the Managing Manager excluding from eligible voting shares those shares held by persons who are parties to or threatened to be made parties to the Claims in issue, (y) by independent legal counsel, or (z) by an appropriate court. Notwithstanding clauses (iii) and (iv), an indemnified person shall be eligible for indemnification hereunder to the extent it has been successful on the merits with respect to any Claim. In no event shall any Member be required to make an additional capital contribution to carry out this indemnification provision.

         Reasonable third party expenses (including reasonable attorney's fees) incurred by an indemnified person in defending any Claim shall be advanced by the Company to the indemnified person or to the third party as due and in advance of the final disposition of the Claim and a determination of whether the indemnified person is entitled to indemnification under this section, if the indemnified person commits (in form and substance satisfactory to the appropriate person under clauses (w) through (z) above) to repay the advances if the indemnified person is ultimately determined not to be entitled to indemnification under this section.



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         An Affiliate of any person ("AFFILIATE") means (i) any person directly or indirectly owning, controlling or holding the power to vote ten percent or more of the outstanding voting securities of the specified person; (ii) any person ten percent or more of whose outstanding voting securities is directly or indirectly owned, controlled or held with power to vote by the specified person;
(iii) any person directly or indirectly controlling, controlled by, or under control with a specified person; (iv) any officer, partner, member or director of the specified person; and (v) any person of which the specified person is an officer, director or partner.

         4.6 Reliance of Third Parties on Authority of Managing Member. No financial institution or any other person, firm or corporation dealing with any Managing Member shall be required to ascertain whether such Managing Member is acting in accordance with this Agreement, but such financial institution or such other person, firm or corporation shall be protected in relying solely upon the acts and assurances of and the execution of any instruments by such Managing Member.

         4.7 Tax Elections; Tax Matters Member. The Managing Member shall have the exclusive right to make and determine, in its sole discretion, all options and elections with respect to the Internal Revenue Code of 1986, as amended from time to time (the "CODE") and Treasury Regulations ("TREASURY REGULATIONS" or "TREAS. REG.") issued thereunder. As an example of, but not in limitation of, the general authority conferred by the preceding sentence, the Managing Member shall determine whether and when to make or revoke the election under Code
Section 754. The Managing Member shall be the "tax matters partner" (as defined in Code Section 6231) and is authorized and required to represent the Company (at the Company's expense) in connection with all examinations of the Company's affairs by tax authorities, and to expend Company funds for professional services and costs associated therewith. The tax matters partner shall provide all notices and perform all acts required of a tax matters partner under Subchapter C of Chapter 63 of the Code. The Managing Member is authorized to take any action that it determines to be necessary to comply with the requirements of Code Sections 1441, 1442, 1445 or 1446 with respect to withholding certain amounts with respect to payments or distributions to a Member who is not a U.S. person (as defined in Code Section 7701) or withholding of certain amounts with respect to the sale of a "United States real property interest" (as defined in Code Section 897). Notwithstanding the above, the Managing Member shall not have the authority to agree on behalf of any Member to an extension of time for assessment under Code Sections 6501(c)(4) or 6229(b)(1)(B).

         4.8 Compensation of Managing Member or Affiliate; Reimbursement of Expenses. The Managing Member, acting on behalf of the Company, may pay a management fee or other compensation to itself or its Affiliate, for services rendered in managing the Company and conducting the business of the Company. The amount of any such management fees or other compensation shall be such amounts as are deemed reasonable by the Managing Member, in its sole discretion. All expenses of the Managing Member and its Affiliates incurred in connection with managing the Company and conducting the business of the Company shall be reimbursed by the Company, or, if billed directly to the Company, shall be paid by it.



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



                                    ARTICLE V
                      COMPANY CAPITAL; ADVANCES BY MEMBERS

         5.1 Capital Contributions. As of the date of this Agreement, the Existing Members have contributed to the capital of the Company the property listed on Schedule A in consideration of the Units listed on Schedule A. The capital contributions listed in Schedule A, together with any additional contributions to the capital of the Company permitted under this Agreement, (the "CAPITAL CONTRIBUTIONS") are credited to the Capital Accounts maintained by the Company on behalf of each Member in accordance with section 6.3. Any amounts contributed to the Company in consideration of additional Units issued pursuant to Section 3.2 or Section 5.2 shall also be treated as Capital Contributions credited to the Capital Accounts of the Members. No Member shall have an obligation to make additional Capital Contributions to the Company in excess of the contribution to the capital required pursuant to Section 3.2 or 5.2. No interest will be paid on Capital Contributions.

         5.2 Additional Capital. The Managing Member may, following specific authorization by unanimous consent of the Board of Directors of the Managing Member, from time to time, obtain additional capital on behalf of the Company by the sale of additional Non-Voting Units of the Company, by secured or unsecured borrowings, by contributions to the Company from the Members or by any combination thereof, all on such terms and conditions as the Managing Member may deem appropriate. Upon any issuance of additional Non-Voting Units of the Company, the Company shall issue and deliver Unit certificates evidencing the additional Non-Voting Units of the Company to the acquirer of such Non-Voting Units. The selection of alternate means of obtaining additional capital shall not be dependent upon approval of the Members, who shall be deemed to have waived all rights, if any, to contest any additional obligations or interest forming all or any part of such an effort by the Managing Member. The Members acknowledge that their Percentage Interests may be altered in the event that one or more Members do not contribute additional capital, or if additional persons not theretofore Members contribute capital to the Company.

         5.3 No Return of Contributions; Loans. Anything in this Agreement to the contrary notwithstanding, the Managing Member will not be personally liable for the return of the capital contribution of a Member, or any portion thereof, it being expressly understood that any such return shall be made solely from Company assets. A Member shall not have the right to demand or receive property other than cash in return for his or her contribution. If any Member advances any monies to the Company in excess of his or her contribution to the capital of the Company, the amount of any such advance shall not be deemed to be an additional capital contribution unless specifically so characterized, but instead shall be treated as a loan bearing interest at the minimum rate required to avoid the imputation of interest under Code Section 7872 (whether or not such Section applies to the loan) and shall be an obligation of the Company to such Member payable in accordance with the other terms of such advance prior to payment of any cash distribution pursuant to Article VI and, in the case of liquidation, in accordance with the provisions of section 9.2.

                                   ARTICLE VI
               FISCAL YEAR; ACCOUNTING; ALLOCATION OF PROFITS AND
                              LOSSES; DISTRIBUTIONS

         6.1 Fiscal Year. The fiscal year of the Company is the calendar year.

         6.2 Method of Accounting. The Company books will be kept in such manner and by using such method of accounting as the Managing Member determines, and the Managing Member may change accounting methods whenever it believes a change to be in the best interest of the Company.

         6.3 Maintenance of Capital Accounts. The Company shall maintain a capital account ("CAPITAL ACCOUNT") for each Member in accordance with Treas. Reg. Section 1.704-1(b)(2)(iv). The initial amount credited to the Capital Account of each Member is the amount of such Member's initial Capital Contribution. The Capital Account of each Member will also be (a) credited with the amount of any additional Capital Contributions made by such Member and any deemed contributions, (b) credited with the amount of any Profits and any other items of income or gain allocated to such Member, (c) debited by the amount of any Losses and any other items of loss or deduction allocated to such Member, and (d) debited with the amount of all actual and deemed distributions made to such Member. Any contribution or distribution of property in kind will be credited or debited, respectively, in an amount equal to the Carrying Value of such property, net of liabilities secured by such property that the Company or a Member, respectively, is considered to assume or take subject to under Code
Section 752. Upon adjustment to the adjusted tax basis of Company property pursuant to Code Sections 732, 734 or 743, the Capital Accounts of the Members will be adjusted as provided in Treas. Reg. Section 1.704-1(b)(2)(iv)(m). The Capital Accounts shall be restated in the manner and at such time as is required by Section 704(b) of the Code.

         6.4 Allocation of Profits and Losses.

         After making the special allocations in (c) hereof, Profits and Losses shall be allocated as follows:

                  (a) Profits are allocated to the Members as follows:

                           (i) first, to those Members who have deficit balances
                  in their Capital Accounts, pro rata in proportion to such deficit balances, until such deficit balances have been eliminated and the balances in their Capital Accounts have been restored to zero; and

                           (ii) thereafter, in accordance with the Members'
                  Percentage Interests. The term "PERCENTAGE INTERESTS" means the percentage interest of any Member in the Company at any time outstanding determined by dividing the number of Units held by such Member, as reflected on the Unit Register, by all outstanding Units of Company interest. "UNITS" is a term used in this Agreement for purposes of making allocations and determining certain votes; the total number of Units presently authorized being 315,378.693 all of which, as of the date of this Agreement, have been issued to the persons identified as the Existing Members and allocated among such Existing Members as indicated on Schedule A. Subject to the power of the Managing Member, following specific authorization by unanimous consent of the Board of Directors of the Managing Member, to authorize and issue additional Units or ownership interests, the Units are comprised of 3,000 Voting Units, which Units entitle their holders to exercise the voting rights set forth in this Agreement and in the Act as modified by this Agreement (the "VOTING UNITS"), and 312,378.693 Non-Voting Units, which Units do not have any voting rights (the "NON-VOTING UNITS"). Units do not represent a Member's interest in the capital of the Company, which is determined solely by a Member's Capital Account.

                  (b) Losses are allocated to the Members in accordance with their Percentage Interests.

                  (c) The special allocations set forth in Article XII are made prior to the allocations under (a) and (b) of this section.

                  (d) "PROFITS" and "LOSSES" mean an amount equal to the Company's taxable income or loss, respectively, for any period from all sources, determined in accordance with Code Section 703(a), adjusted in the following manner: (i) the income of the Company that is exempt from federal income tax or not otherwise taken into account in computing Profits and Losses pursuant to this definition will be added to such taxable income or loss; (ii) any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as described in such Section pursuant to Treas. Reg. Section 1.704-1(b)(2)(iv)(i) or not otherwise taken into account in computing Profits or Losses pursuant to this definition will be subtracted from such taxable income or loss; (iii) in the event the Carrying Value of any Company asset is adjusted pursuant to section 12.3(b), (c) or (d) hereof, the amount of such adjustment will be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits and Losses;
         (iv) gain or loss resulting from the disposition of an asset will be computed by reference to the Carrying Value of such asset; (v) a deduction for Depreciation will be taken in lieu of a deduction for depreciation, amortization or cost recovery allowable for federal income tax purposes for such fiscal year; (vi) to the extent an adjustment under Code Section 734(b) is required by Treas. Reg. Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's interest, the amount of such item will be treated as an item of gain or loss from the disposition of the asset and will be taken into account for purposes of computing Profits or Losses; and (vii) any items that are specially allocated pursuant to Article XII will not be taken into account in computing Profits and Losses. "DEPRECIATION" means, for each fiscal year, an amount equal to the depreciation, amortization or cost recovery deduction allowable for federal income tax purposes for such fiscal year, unless the Carrying Value for an asset differs from the adjusted basis of such asset for federal income tax purposes, in which case Depreciation means an amount that bears the same ratio to the beginning Carrying Value as the depreciation, amortization or cost recovery deduction bears to the beginning adjusted tax basis, provided, however that if the adjusted basis of an asset is zero at the beginning of a fiscal year, Depreciation will be determined by the Managing Member by using any reasonable method.

         6.5 Definition of Net Cash Flow. "NET CASH FLOW" of the Company is computed by deducting from the gross amounts received by the Company during the applicable period from all sources: (a) all operating expenses of the business, including management fees (if any), taxes, and insurance premiums, but excluding depreciation and amortization allowances, (b) interest and principal payments on indebtedness of the Company (including advances by Members in accordance with section 5.3), (c) proceeds from borrowing or proceeds from the sale, exchange or other disposition of Company assets, (d) additions to reserves, (e) all cash expenditures for fixed asset additions, improvements and replacements, (f) capital contributions, and (g) any other amounts, all relating to such period, that the Managing Member determines, in its sole discretion, the Company shall retain for investment in its business; provided, however, that for purposes of the distribution requirements set out in section 6.6, below, Net Cash Flow shall never be less at the time of such distributions than the amounts determined pursuant to such section.

         6.6 Distribution of Net Cash Flow to Meet Estimated Tax Obligations. Except in connection with the liquidation of the Company, in which case all distributions will be made in accordance with Article IX, a distribution of Net Cash Flow shall be made to each Member, no later than January 1, April 1, June 1 and September 1 of each year in an amount equal to 43% of the estimated Profits (as determined by the Managing Member) for the applicable periods for which estimated federal and state income tax payments must be made by the Member and all loan agreements and other arrangement with lenders shall contain a reservation of right on the part of the Company to make such payments.

         6.7 Liability of Member for Return of Distribution. Each Member understands that it may be liable to the Company for three years for the return of any cash or other property it receives in violation of Section 18-607 of the Act.

                                   ARTICLE VII
                          TRANSFER OF COMPANY INTERESTS

         7.1 No Transfer of Company Interest. Except upon the consent of the Managing Member, no member may sell, assign or in any manner transfer all or any part of his, her or its interest in the Company.

         7.2 Compliance with Securities Act of 1933. No Member's interest in the Company has been registered under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(2) of such act. Notwithstanding any other provisions in this Agreement, no interest in the Company of a Member may be offered for sale, sold, transferred or otherwise disposed of unless, at the expense of the transferring Member, the Company has received an opinion of counsel for the Company or counsel acceptable to its counsel, to the effect that such transfer is exempt from registration under the Securities Act of 1933 and is in compliance with all applicable federal and state securities laws and regulations. The Managing Member may, in its sole discretion, waive the requirements of this section with respect to the transfer of any interest, but any such waiver will not constitute a waiver of any subsequent transfer of such interest or the transfer of any other interest. The certificates shall contain a legend referring to the transfer restrictions under the securities laws described in this Section 7.2.

         7.3 Admission of Transferee as Substituted Member. An assignee of a Member's interest in the Company shall not become a substituted Member unless and until the Managing Member consents in writing to such substitution, which consent may be arbitrarily withheld. Upon consent by the Managing Member to the substitution of an assignee of a Member's interest in the Company, said Member shall promptly surrender any and all certificates evidencing the Units, and a new certificate representing the assigned Units shall be issued to the assignee in the assignee's name. If the Managing Member does not consent to the substitution of an assignee of a Member's interest in the Company, the transferor shall not have any rights of a Member under the Act. An assignee of a Member's interest in the Company who is not admitted as a substituted Member under this section shall not be entitled to: (a) require any accounting of the Company's transactions; (b) inspect the Company's books and records; (c) require any information from the Company; or (d) exercise any privilege or right of a Member which is not specifically granted to a non-substituted transferee of a limited liability company interest under the Act.

         7.4 Allocations and Distributions with Respect to Transferred Interests. If any transfer of an interest in the Company permitted by this Agreement occurs during a fiscal year (whether or not the assignee is admitted as a substituted Member), then all allocations of Profits and Losses attributable to the transferred interest for such year will be divided and allocated between the transferor and the transferee by taking into account their respective interests (generally determined by the weighted interest held by such transferor and transferee) during such fiscal period, using any convention or method of allocation selected by the Managing Member which is then permitted under Code Section 706 and the regulations promulgated thereunder. All distributions of Net Cash Flow made prior to the effective date of any such transfer will be made to the transferor and any such distributions made after the effective date of such transfer will be made to the transferee.

                                  ARTICLE VIII
                 WITHDRAWAL, DEATH, INCOMPETENCY OR DISSOLUTION
                         OF MEMBERS AND MANAGING MEMBER

         8.1 Withdrawal of Member. A Member may not withdraw from the Company.

         8.2 Resignation as Manager. A Managing Member may resign as manager of the Company (without withdrawing as a Member) by giving at least 90 but not more than 180 days' notice in writing of its intention to do so to all the other Members. Such notice shall not cause the dissolution of the Company. Upon the resignation of a Managing Member, a new Managing Member shall be designated pursuant to section 8.7.

         8.3 Death, Bankruptcy, Liquidation, Etc., of a Member. A Member (other than a Managing Member) shall not cease to be a Member by reason of the items listed in Section 18-304(a)(1) through (6) of the Act. The happening of any such event shall not operate to cause the dissolution of the Company.

         8.4 Death, Bankruptcy, Liquidation, Etc. of a Managing Member. On the bankruptcy, liquidation, dissolution or other cessation of existence of a Managing Member, the Company shall be dissolved unless Steven Alonso, John F. Havens and George A. Skestos, or their respective successors and assigns, pursuant to section 8.5 unanimously elect to continue the Company.

         8.5 Continuation of Company by Members; Designation of New Managing Member. In the event of the bankruptcy, liquidation, dissolution or other cessation of existence of a Managing Member, Steven Alonso, John F. Havens and George A. Skestos, or their respective successors and assigns, may, by a unanimous vote within 90 days after the date of any such event, elect to continue the Company. If such persons elect to continue the Company, a new Managing Member shall be designated pursuant to section 8.7.

         8.6 Death or Bankruptcy of Member. Upon the death or bankruptcy of an individual Member or the bankruptcy, dissolution or other cessation to exist as a legal entity of a Member not an individual, and after such time as the Company shall have received written notice thereof, the authorized representative of such individual or entity shall have all of the rights of a Member for the purposes of effecting the orderly winding up and disposition of the affairs of such individual or entity.

         8.7 Designation of New Managing Member. Upon the resignation, bankruptcy, liquidation, dissolution or other cessation of existence of a Managing Member, a new Managing Member shall be appointed by the unanimous vote of Steven Alonso, John F. Havens and George A. Skestos, or their respective successors and assigns. The inability of such persons to agree upon the appointment of a successor Managing Member shall constitute a dissolution event. If such persons cannot agree on a successor Managing Member and the Company then has an interest as a mortgagee in mortgages insured by the Federal Housing Administration of the U.S. Department of Housing and Urban Development, a successor Managing Member of the Company shall be designated by the holders of a majority of the outstanding Voting Units, who shall hold office until such mortgages have been released and canceled because of payment in full of the debt obligations underlying such mortgages or have been transferred without recourse by assignment to a Department of Housing and Urban Development approved mortgagee, and whose authority as Managing Member shall be limited to actions necessary to effect the release, cancellation or transfer of such mortgages. If the new Managing Member is not a Member, then such new Managing Member shall receive Non-Voting Units, which shall be authorized and issued in accordance with sections 5.2 and 6.4(a)(ii) hereof in exchange for such capital contribution as the Members may designate.

                                   ARTICLE IX
                          TERMINATION, DISSOLUTION AND
                           LIQUIDATION OF THE COMPANY

         9.1 Events of Dissolution. Upon the occurrence of any event described herein which causes dissolution and the failure of the Members to elect to continue the Company, or upon the determination by the Managing Member that in its sole discretion it is no longer profitable, feasible or advantageous to operate the business of the Company, the Company shall be dissolved and liquidated in accordance with the provisions of this Article.

         9.2 Liquidation.

                  (a) Upon the dissolution of the Company, then the Managing Member, or if there be none, the Liquidating Trustee appointed in accordance with section 9.3, shall proceed with the liquidation of the Company, and the liquidation proceeds will be applied in the following order and thereafter promptly distributed:

                           (i) To creditors in order of priority as provided by
                  law, except for any indebtedness owing to any Member.

                           (ii) To the establishment of any reserves that the
                  Managing Member or other persons having control of the liquidation proceedings may deem to be reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company;

                           (iii) To the Members in satisfaction of any
                  indebtedness owing to them; and

                           (iv) To the Members in accordance with their positive
                  Capital Account balances as such balances stand after all gains, losses and costs relating to operations have been reflected thereon.

                  (b) Upon liquidation of the Company, no Member will be required to contribute any amount to the Company solely because of a deficit balance in his capital account and any such deficit balance will not for any purpose be considered an asset of the Company.

                  (c) For purposes of the liquidation of the Company assets, the discharge of its liabilities and the distributions of the remaining funds among the Members as above described, the Managing Member or Liquidating Trustee will have the authority on behalf of the Company to sell, convey, exchange or otherwise transfer the assets of the Company for such consideration and upon such terms and conditions as it deems appropriate. The Managing Member or the Liquidating Trustee, in its sole discretion, may make distributions in kind to Members. The Managing Member will have the authority to purchase any Company assets at the appraised fair market value. A reasonable time will be allowed for the orderly liquidation of the assets of the Company and the discharge of liabilities of the Company to creditors to enable the Company to minimize normal losses during a liquidation period. Any return of all or any portion of the contributions made by a Member to the capital of the Company shall be made solely from Company assets, and the Managing Member will not be personally liable for any such return, except to the extent provided in the preceding subsection.

         9.3 Election of Liquidating Trustee. In the event there is no Manager at the time of dissolution, the Members shall elect, by a vote of majority in interest of all Voting Units, one of their members or any other person, firm or corporation of their choice to act as liquidating trustee

("LIQUIDATING TRUSTEE") in the liquidation of the Company business in accordance with the provisions of this Article.

         9.4 Statements. Each of the Members will be furnished with a statement prepared by the Company's accountants setting forth the assets and liabilities of the Company as of the date of complete liquidation. When the Managing Member, or if there be no Managers, the Liquidating Trustee, has complied with the distribution plan set forth in this Article, the Managing Member or the Liquidating Trustee, as the case may be, shall execute and cause to be filed a Certificate of Cancellation of the Company.

                                    ARTICLE X
                           AMENDMENT OF THE AGREEMENT

         10.1 Amendments by Managing Member. This Agreement may be amended by the Managing Member without the approval of any Member provided that such amendment is:

                  (a) Solely for the purpose of clarification and does not change the substance hereof;

                  (b) Otherwise in implementation of the terms of this Agreement; or

                  (c) In the opinion of counsel for the Company, necessary or appropriate to satisfy current requirements of the Code with respect to partnerships or any federal or state securities laws or regulations.

Any amendment made pursuant to this Section 10.1 may be made effective as of the date of this Agreement. All Members will be notified as to the substance of any amendment to this Agreement and upon request shall be furnished a copy thereof.

         10.2 Other Amendments. All other amendments to this Agreement require the unanimous approval of the Board of Directors of the Managing Member.

                                   ARTICLE XI
                                POWER OF ATTORNEY

         11.1 Appointment of Managing Member as Attorney. In order to facilitate amendments of this Agreement which require the signatures of each Member or a specified Member and a proposed additional or substituted Member and the preparation and signing of other documentation in connection with the Company, each Member by his or her signature hereto irrevocably makes, constitutes and appoints the Managing Member, including each person who shall hereafter become a Managing Member, or its designee, his true and lawful attorney in his name, place and stead with the power from time to time to make, execute, swear to, acknowledge, verify, deliver, file, record and publish:

                  (a) All certificates or other instruments which may be required to be filed by the Company under the laws of the State of Delaware or of any other state or jurisdiction in which the Company transacts business or in which the Managing Member deems advisable to file;

                  (b) All documents, certificates or other instruments, including, without limiting the generality of the foregoing, any and all amendments and modifications of this Agreement or of the instruments described in section 10.1 which may be required or deemed desirable by the Managing Member to effectuate the provisions of any part of this Agreement and by way of extension and not in limitation to do all such other things as are necessary to continue the Company under the laws of the State of Delaware and of any state or jurisdiction in which it does business;

                  (c) All documents, certificates or other instruments deemed desirable by the Managing Member or required in connection with amendments to this Agreement which the Managing Member may make without the approval of any Member pursuant to section 10.1; and

                  (d) All documents, certificates or other instruments which may be required to effectuate the dissolution and termination of the Company or the organization of any new limited liability company occurring by the withdrawal, death, bankruptcy, liquidation, dissolution, adjudication of insanity or incompetency or other cessation of existence of the Managing Member as hereinbefore provided.

         11.2 Power of Attorney Irrevocable. It is expressly intended by each Member that the foregoing power of attorney is a special power of attorney coupled with an interest in favor of the Managing Member or its designee, and as such is irrevocable and will survive the death, incompetence or adjudication of insanity (and, in the case of a Member that is not a natural person, the merger, dissolution or other termination of existence) of a Member.

         11.3 Survival of Power of Attorney on Transfer. The foregoing power of attorney will survive the delivery of an assignment by any Member of the whole or any portion of its interest in the Company, except that where an assignee of such interest has been approved by the Managing Member as a substituted Member, then the foregoing power of attorney of the assignor Member will survive the delivery of such assignment for the sole purpose of enabling the Managing Member or its designee to execute, swear to, acknowledge and file any and all instruments necessary to effectuate such substitution. The power of attorney may be exercised by facsimile signature of the Managing Member or its designee, or by listing all of the Members executing, swearing to or acknowledging any instrument with a single signature of the Managing Member, or its designee, acting as attorney-in-fact for all of them.

                                   ARTICLE XII
                                 TAX PROVISIONS

         The following provisions apply for all purposes of this Agreement.

         12.1 Allocations Required by Treasury Regulations.

                  (a) Subject to the exceptions set forth in Treas. Reg. Sections 1.704-2(f)(2)-(5), if there is a net decrease in Minimum Gain during any fiscal year, each Member shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in Minimum Gain, determined in accordance with Treas. Reg. Section 1.704-2(g)(2). "MINIMUM GAIN" shall have the meaning set forth in Treas. Reg. Section 1.704-2(b)(2) and 1.704-2(d). This paragraph is intended to comply with the minimum gain chargeback requirement in Treas. Reg. Sections 1.704-2(b)(2) and (f) and shall be interpreted consistently therewith.

                  (b) Subject to the exceptions set forth in Treas. Reg. Section 1.704-2(i)(4), if there is a net decrease in Member Nonrecourse Debt Minimum Gain during any fiscal year of the Company, each Member who has a share of the Member Nonrecourse Debt Minimum Gain, determined in accordance with Treas. Reg. Section 1.704-2(i)(3), shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in Member Nonrecourse Debt Minimum Gain, determined in accordance with Treas. Reg. Section 1.704-2(i)(5). This paragraph is intended to comply with the minimum gain chargeback requirement in Treas. Reg. Section 1.704-2(i)(4) and shall be interpreted consistently therewith. "MEMBER NONRECOURSE DEBT MINIMUM GAIN" means an amount, with respect to each Member Nonrecourse Debt, determined in accordance with Treas. Reg. Section 1.704-2(i) with respect to "partner nonrecourse debt minimum gain." "MEMBER NONRECOURSE DEBT" shall have the meaning set forth in Treas. Reg. Section 1.704-2(b)(4) for "partner nonrecourse debt."

                  (c) In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Treas. Reg.
         Section 1.704-1 (b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate the deficits in its Adjusted Capital Account Balance created by such adjustments, allocations or distributions as quickly as possible. This paragraph is intended to constitute a "qualified income offset" within the meaning of Treas. Reg. Section 1.704-1 (b)(2)(ii)(d), and shall be interpreted consistently therewith. "ADJUSTED CAPITAL ACCOUNT BALANCE" means the balance in the Capital Account of a Member as of the end of the relevant fiscal year of the Company, after giving effect to the following: (i) credit to such Capital Account any amounts the Member is obligated to restore, pursuant to the terms of this Agreement or otherwise, or is deemed obligated to restore pursuant to the penultimate sentences of Treas. Reg. Sections 1.704-2(g)(1) and 1.704-2(i)(5), and (ii) debit to such capital account the items described in Treas. Reg. Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

                  (d) Nonrecourse Deductions for any fiscal year or other period shall be specially allocated to the Members in accordance with their Percentage Interests. "NONRECOURSE DEDUCTIONS" shall have the meaning set forth in Treas. Reg. Section 1.704-2(b)(1). The amount of Nonrecourse Deductions for a fiscal year of the Company equals the excess, if any, of the net increase, if any, in the amount of Minimum Gain during that fiscal year over the aggregate amount of any distributions during that fiscal year of proceeds of a Nonrecourse Liability that are allocable to an increase in Minimum Gain, determined according to the provisions of Treas. Reg. Section 1.704-2(c). "NONRECOURSE LIABILITY" shall have the meaning set forth in Treas. Reg.
         Section 1.704-2(b)(3).

                  (e) Member Nonrecourse Deductions for any fiscal year or other period shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treas. Reg. Section 1.704-2(i). "MEMBER NONRECOURSE DEDUCTIONS" shall have the meaning set forth in Treas. Reg. Section 1.704-2(i)(2) for "partner nonrecourse deductions." For any Company taxable year, the amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt equals the net increase during the year, if any, in the amount of Member Nonrecourse Debt Minimum Gain reduced (but not below zero) by proceeds of the liability that are both attributable to the liability and allocable to an increase in the Member Nonrecourse Debt Minimum Gain.

                  (f) The allocations set forth in section 12.1 are intended to comply with certain requirements of Treasury Regulations promulgated under Code Section 704. Such allocations shall be taken into account in allocating other Profits, Losses, and items of income, gain, loss, and deduction to each Member so that, to the extent possible, and to the extent permitted by Treasury Regulations, the net amount of such allocations of other Profits, Losses, and other items and such allocations to each Member shall be equal to the net amount that would have been allocated to each Member if such allocations had not been made.

12.2     Rules of Application.

                  (a) Profits and Losses and other items of income, gain, loss and deduction shall be allocated to the Members in accordance with the portion of the year during which the Members have held their respective interests. All items of income, loss and deduction shall be considered to have been earned ratably over the period of the fiscal year of the Company, except that (i) gains and losses arising from the disposition of assets shall be taken into account as of the date thereof, and (ii) with the consent of the Managing Member and all affected parties, the preceding items may be allocated by using an "interim closing of the books" method.

                  (b) In the event the Company is entitled to a deduction for interest imputed under any provision of the Code on any loan or advance from a Member (whether such interest is currently deducted, capitalized or amortized), such deduction shall be allocated solely to such Member.

                  (c) To the extent any payments in the nature of fees paid to a Member are finally determined to be distributions to a Member for federal income tax purposes, there will be a gross income allocation to such Member in the amount of such distribution.

                  (d) Losses may not be allocated to any Member to the extent that such allocation would result in a deficit in its Adjusted Capital Account Balance while any other Member continues to have a positive Adjusted Capital Account Balance; in such event

         Losses will first be allocated to Members with positive Adjusted Capital Account Balances in proportion to such balances, until their positive Adjusted Capital Account Balances have been reduced to zero. To the extent that any Losses are allocated pursuant to this paragraph, Profits will thereafter be allocated in reverse order of such allocations of Losses to the extent of such Losses.

                  (e) The allocation of Profits and Losses to any Member shall be deemed to be an allocation to that Member of the same proportionate part of each separate item of taxable income, gain, loss, deduction or credit that comprises such Profits and Losses.

12.3 Rules Concerning Calculations of Profits and Losses and Code Section 704(c) Tax Allocations.

                  (a) For purposes of computing Profits and Losses, "CARRYING VALUE" means (i) with respect to contributed property, the agreed value of such property reduced (but not below zero) by Depreciation, (ii) with respect to property the book value of which is adjusted pursuant to Treas. Reg. Section 1.704-1(b)(2)(iv)(d), (e) or (f), the amount determined pursuant to sections 12.2(c)(iii) or (iv), and (iii) with respect to any other property, the adjusted basis of such property for federal income tax purposes as of the time of determination.

                  (b) Upon the occurrence of any of the following events, the Carrying Value of Company property will be adjusted to its fair market value, as determined by the Managing Member:

                           (i) The acquisition of an interest in the Company by
                  a new or existing Member in exchange for more than a de minimis contribution of money or property;

                           (ii) The distribution by the Company to a continuing
                  or retiring Member of more than a de minimis amount of property or money in consideration for an interest in the Company; or

                           (iii) The "liquidation" of the Company within the
                  meaning of Treas. Reg. Section 1.704-1(b)(2)(ii)(g).

         The revaluation of the Company property referred to in the immediately preceding sentence shall be made in accordance with Treas. Reg. Section 1.704-1(b)(2)(iv)(f).

                  (c) Upon an issuance of additional interests in the Company for cash or contributed property, the Carrying Value of all Company properties will, immediately prior to issuance, be adjusted (consistent with the provisions hereof) upward or downward to reflect any unrealized gain or unrealized loss attributable to each Company property (as if such unrealized gain or unrealized loss had been recognized upon an actual sale of such property at the fair market value thereof immediately prior to such issuance, and had been allocated to the Members, at such time, pursuant to section 6.4 of the Agreement). In determining such unrealized gain or unrealized loss attributable to the properties, the fair market value of Company properties will be determined by the Managing Member using such reasonable methods of valuation as it may adopt.

                  (d) Immediately prior to the distribution of any Company property in liquidation of the Company or in redemption of all or part of any Member's interest in the Company, the Carrying Values of all Company properties will be adjusted (consistent with the provisions hereof) upward or downward to reflect any unrealized gain or unrealized loss attributable to each Company property (as if such unrealized gain or unrealized loss had been recognized upon an actual sale of each such property, immediately prior to such distribution, and had been allocated to the Members, at such time, pursuant to section 6.4 of the Agreement). In determining such unrealized gain or unrealized loss attributable to the properties, the fair market value of Company properties will be determined by the Managing Member using such reasonable methods of valuation as it may adopt.

                  (e) In accordance with Code Section 704(c) and the regulations thereunder, income, gain, loss and deduction with respect to any contributed property will, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its agreed value, pursuant to any method permitted by the regulations and chosen by the Managing Member.

                  (f) In the event the Carrying Value of any Company asset is adjusted as described in paragraph (c) or (d) above, subsequent allocations of income, gain, loss and deduction with respect to such asset will take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Carrying Value in the same manner as under Code Section 704(c) and the regulations thereunder.

                  (g) A transferee of a Company interest will succeed to the Capital Account relating to the Company interest transferred.

                                  ARTICLE XIII
                                  MISCELLANEOUS

         13.1 Notices. Any and all notices or other communications which may be sent to any Member will be sent to the address of such Member listed on the Unit Register, unless the Company is notified in writing of any change of address. Notices or other communications will be deemed to have been given only when hand delivered or deposited with the United States Post Office by registered or certified mail addressed as set forth above.

         13.2 No Partition of Company Property. Each of the Members hereby irrevocably waives any and all rights, duties, obligations and benefits with respect to any action for partition of Company property or to compel any sale thereof. Further, all rights, duties, benefits and obligations, including inventory and appraisement of the Company assets or sale of a deceased Member's interest therein, provision for which is made in the Act, or on account of the operation of any other rule or law of any other jurisdiction to compel any sale or appraisement of Company assets or sale of a deceased Member's interest therein, are hereby waived and dispensed with and the interest in the Company of a deceased Member will be subject to the provisions of this Agreement.

         13.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         13.4 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which constitute one agreement, notwithstanding that all of the parties are not signatories to the original or the same counterpart, or that signature pages from different counterparts are combined, and the signature of any party to any counterpart shall be deemed to be a signature to and may be appended to any other counterpart.

         13.5 Language Conventions; Captions. Words of any gender used in this Agreement include any other gender, and words of the singular number include the plural (and vice-versa), when the sense requires. The captions to each Article and section are inserted only as a matter of convenience and for reference only and in no way define, limit or describe the scope or intent of this Agreement or in any way affect it.

         13.6 Entire Agreement. This Agreement contains the entire understanding between the parties and supersedes any prior understanding and agreements between them respecting the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter of this Agreement which are not described herein.

         13.7 Provisions Severable. This Agreement is intended to be performed in accordance with and only to the extent permitted by, all applicable laws, ordinances, rules and regulations of the jurisdictions in which the Company does business. If any provision of this Agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

         13.8 Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of all Members and their respective legal representatives, heirs, permitted successors and permitted assigns.

         IN WITNESS WHEREOF, all Members holding Voting Units and all Members holding Nonvoting Units have entered into this Agreement and have hereunto set their hands to multiple copies hereof to be effective as provided in section 1.2.

                                     VOTING UNIT MEMBER

                                     Oak Street Financial Services, Inc.


                                     By:
                                        ----------------------------------------

                                     Print:
                                           -------------------------------------

                                     Its:
                                         ---------------------------------------



                                     NON-VOTING UNIT MEMBERS

                                     Oak Street Financial Services, Inc.


                                     By:
                                        ----------------------------------------

                                     Print:
                                           -------------------------------------

                                     Its:
                                         ---------------------------------------



                                     Sotseks Corp.


                                     By:
                                        ----------------------------------------

                                     Print:
                                           -------------------------------------

                                     Its:
                                         ---------------------------------------

                                                                      Schedule A



                                                                    NUMBER OF
                                                                    UNITS OF
                                    NUMBER OF                       COMPANY
                                  UNITS OF OSM       TYPE OF      ALLOCATED TO                         PERCENTAGE
          UNIT HOLDER              CONTRIBUTED        UNITS       UNIT HOLDER      TYPE OF UNITS        INTEREST
---------------------------------------------------------------------------------------------------------------------
Managing Member

Oak Street Financial Services,        3,000.000      Voting          3,000.000         Voting                 .95%
Inc

Oak Street Financial Services,      198,378.743    Non-Voting      198,378.743       Non-Voting             62.90%
Inc.

Members

Sotseks Corp.                       113,999.950    Non-Voting      113,999.950       Non-Voting             36.15%

                                                                      Appendix A


         The capitalized terms used in the body of this Agreement have the meanings set forth in the provision referenced below, where such term appears in boldface print.

(a)      "ACT" is defined in the preamble.

(b)      "ADJUSTED CAPITAL ACCOUNT BALANCE" is defined in section 12.1(c).

(c)      "AFFILIATE" is defined in section 4.5.

(d)      "AGREEMENT" is defined in the preamble.

(e)      "CAPITAL ACCOUNT" is defined in section 6.3.

(f)      "CARRYING VALUE" is defined in section 12.3(a).

(g)      "CAPITAL CONTRIBUTIONS" is defined in section 5.1.

(h)      "CERTIFICATE" is defined in section 1.2.

(i)      "CLAIMS" is defined in section 4.5.

(j)      "CODE" is defined in section 4.7.

(k)      "COMPANY" is defined in section 1.1.

(l)      "DEPRECIATION" is defined in section 6.4(d).

(m)      "DISABILITY" is defined in section 4.9(a).

(n)      "DISREGARDED ENTITY" is defined in section 1.5.

(o)      "EFFECTIVE DATE" is defined in the preamble.

(p)      "EXISTING MEMBERS" is defined in section 3.1.

(q)      "LIQUIDATING TRUSTEE" is defined in section 9.3.

(r)      "LOSSES" is defined in section 6.4(d).

(s)      "MANAGING MEMBER" is defined in section 4.1(a).

(t)      "MEMBER NONRECOURSE DEBT" is defined in section 12.1(b).

(u)      "MEMBER NONRECOURSE DEBT MINIMUM GAIN" is defined in section 12.1(b).

(v)      "MEMBER NONRECOURSE DEDUCTIONS" is defined in section 12.1(e).

(w)      "MINIMUM GAIN" is defined in section 12.1(a).

(x)      "NET CASH FLOW" is defined in section 6.5.

(y)      "NONRECOURSE DEDUCTIONS" is defined in section 12.1(d).

(z)      "NONRECOURSE LIABILITY" is defined in section 12.1(d).

(aa)     "NON-VOTING UNITS" is defined in section 6.4(a)(ii).

(bb)     "PERCENTAGE INTERESTS" is defined in section 6.4(a)(ii).

(cc)     "PROFITS" is defined in section 6.4(d).

(dd)     "PROPERTY" is defined in section 5.1

(ee)     "TREASURY REGULATIONS" and "TREAS. REG." are defined in section 4.7.

(ff)     "UNITS" is defined in section 6.4(a)(ii).

(gg)     "UNIT REGISTER" is defined in section 3.3.

(hh)     "VOTING UNITS" is defined in section 6.4(a)(ii).

                                                                      Appendix B

CERTIFICATE NO. ____                                                 ____ UNITS

                       CERTIFICATE OF MEMBERSHIP INTEREST

                            OAK STREET OPERATIONS LLC

         This document certifies that ___________________________ is the owner of a membership interest consisting of_____ voting/non-voting units in Oak Street Operations LLC, a limited liability company organized under the laws of the State of Delaware (the "Company").

         THE MEMBERSHIP INTEREST EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO TRANSFER RESTRICTIONS CONTAINED IN THE OPERATING AGREEMENT OF THE COMPANY, A COPY OF WHICH IS AVAILABLE AT THE PRINCIPAL OFFICE OF THE COMPANY. Subject to compliance with such agreement, all or part of this membership interest is transferable on the books of the Company in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by a duly authorized officer this _____ day of ___________, 2003.


                                                -------------------------------
                                                Signature

                                                -------------------------------
                                                Printed Name and Title

             FOR VALUE RECEIVED, ___________________________ HEREBY
                         SELL, ASSIGN AND TRANSFER UNTO

Please insert Social Security or other
identifying number of Assignee

------------------------------------


------------------------------------


--------------------------------------------------------------------------------
                     (PLEASE PRINT OR TYPE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------
capital units represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said units on the books of the within named Company with full power of substitution in the premises.


Dated

In Presence of

------------------------------------


                                           ------------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.